Exhibit 4.1


                                                                  EXECUTION COPY
                                                                  --------------




                    THE LEXINGTON MASTER LIMITED PARTNERSHIP,

                                     Issuer,



                             LEXINGTON REALTY TRUST,

                                Parent Guarantor,



                 CERTAIN SUBSIDIARIES OF LEXINGTON REALTY TRUST,

                             Subsidiary Guarantors,



                                       and



                         U.S. BANK NATIONAL ASSOCIATION,

                                     Trustee



                                -----------------

                                    INDENTURE

                          Dated as of January 29, 2007

                                -----------------



                                 DEBT SECURITIES



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                                TABLE OF CONTENTS
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PARTIES...........................................................................................................1


RECITALS..........................................................................................................1


ARTICLE ONE Definitions and Other Provisions of General Application...............................................1

         Section 101. Definitions.................................................................................1
         Section 102. Compliance Certificates and Opinions.......................................................10
         Section 103. Form of Documents Delivered to Trustee.....................................................10
         Section 104. Acts of Holders............................................................................11
         Section 105. Notices, Etc. to Trustee, the Issuer and the Guarantors....................................12
         Section 106. Notice to Holders; Waiver..................................................................12
         Section 107. Conflict with Trust Indenture Act..........................................................13
         Section 108. Effect of Headings and Table of Contents...................................................13
         Section 109. Successors and Assigns.....................................................................13
         Section 110. Separability Clause........................................................................13
         Section 111. Benefits of Indenture......................................................................13
         Section 112. Governing Law..............................................................................13
         Section 113. Non-Business Day...........................................................................14
         Section 114. Immunity of Incorporators, Limited Partners, Shareholders, Trustees,
                                Directors and Officers...........................................................14

ARTICLE TWO Security Forms.......................................................................................14

         Section 201. Forms of Securities........................................................................14
         Section 202. Form of Trustee's Certificate of Authentication............................................15
         Section 203. Securities in Global Form..................................................................15
         Section 204. CUSIP Numbers..............................................................................16

ARTICLE THREE The Securities.....................................................................................16

         Section 301. Title; Payment and Terms...................................................................16
         Section 302. Denominations..............................................................................20
         Section 303. Execution, Authentication, Delivery and Dating.............................................20
         Section 304. Temporary Securities and Exchange of Securities............................................21
         Section 305. Registration, Registration of Transfer and Exchange........................................22
         Section 306. Mutilated, Destroyed, Lost and Stolen Securities...........................................24
         Section 307. Payment of Interest; Interest Rights Preserved.............................................25
         Section 308. Persons Deemed Owners......................................................................26
         Section 309. Cancellation...............................................................................26
         Section 310. Computation of Interest....................................................................27

ARTICLE FOUR Satisfaction and Discharge..........................................................................27

         Section 401. Option to Effect Legal Defeasance or Covenant Defeasance...................................27
         Section 402. Legal Defeasance and Discharge.............................................................27
         Section 403. Covenant Defeasance........................................................................28
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         Section 404. Conditions to Legal or Covenant Defeasance.................................................28
         Section 405. Satisfaction and Discharge of Indenture....................................................30
         Section 406. Survival of Certain Obligations............................................................30
         Section 407. Acknowledgment of Discharge by Trustee.....................................................30
         Section 408. Application of Trust Moneys................................................................31
         Section 409. Repayment to the Issuer; Unclaimed Money...................................................31
         Section 410. Reinstatement..............................................................................32

ARTICLE FIVE Remedies............................................................................................32

         Section 501. Events of Default..........................................................................32
         Section 502. Acceleration of Maturity; Rescission and Annulment.........................................34
         Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee............................35
         Section 504. Trustee May File Proofs of Claim...........................................................36
         Section 505. Trustee May Enforce Claims Without Possession of Securities................................37
         Section 506. Application of Money Collected.............................................................37
         Section 507. Limitation on Suits........................................................................38
         Section 508. Unconditional Right of Holders to Receive Principal (and Premium, if any)
                                and Interest, if any.............................................................38
         Section 509. Restoration of Rights and Remedies.........................................................39
         Section 510. Rights and Remedies Cumulative.............................................................39
         Section 511. Delay or Omission Not Waiver...............................................................39
         Section 512. Control by Holders.........................................................................39
         Section 513. Waiver of Past Defaults....................................................................40
         Section 514. Undertaking for Costs......................................................................40
         Section 515. Waiver of Stay or Extension Laws...........................................................40

ARTICLE SIX The Trustee..........................................................................................41

         Section 601. Certain Duties and Responsibilities........................................................41
         Section 602. Notice of Defaults.........................................................................42
         Section 603. Certain Rights of Trustee..................................................................42
         Section 604. Not Responsible for Recitals or Issuance of Securities.....................................44
         Section 605. May Hold Securities........................................................................44
         Section 606. Money Held in Trust........................................................................44
         Section 607. Compensation and Reimbursement.............................................................45
         Section 608. Disqualification; Conflicting Interests....................................................45
         Section 609. Corporate Trustee Required; Different Trustees for Different Series;
                                Eligibility......................................................................46
         Section 610. Resignation and Removal; Appointment of Successor..........................................46
         Section 611. Acceptance of Appointment by Successor.....................................................48
         Section 612. Merger, Conversion, Consolidation or Succession to Business................................49
         Section 613. Preferential Collection of Claims Against Issuer and the Guarantors........................49
         Section 614. Authenticating Agents......................................................................49
         Section 615. Account Opening Information................................................................50

ARTICLE SEVEN Holders' Lists and Reports by Trustee and the Issuer...............................................51

         Section 701. Issuer to Furnish Trustee Names and Addresses of Holders...................................51
         Section 702. Preservation of Information; Communications to Holders.....................................51
         Section 703. Reports by Trustee.........................................................................51
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         Section 704. Reports by Issuer and the Parent Guarantor.................................................52

ARTICLE EIGHT Consolidation, Merger, Conveyance or Transfer......................................................53

         Section 801. Issuer May Consolidate, Etc., Only on Certain Terms........................................53
         Section 802. Successor Person Substituted for the Issuer................................................53
         Section 803. Guarantors May Consolidate, Etc., Only on Certain Terms....................................54
         Section 804. Successor Person Substituted for the Guarantors............................................54
         Section 805. Certain Transactions Involving Guarantors..................................................54

ARTICLE NINE Supplemental Indentures.............................................................................55

         Section 901. Supplemental Indentures Without Consent of Holders.........................................55
         Section 902. Supplemental Indentures With Consent of Holders............................................56
         Section 903. Execution of Supplemental Indentures.......................................................58
         Section 904. Effect of Supplemental Indentures..........................................................58
         Section 905. Conformity With Trust Indenture Act........................................................58
         Section 906. Reference in Securities to Supplemental Indentures.........................................58

ARTICLE TEN Covenants............................................................................................58

         Section 1001. Payment of Principal (and Premium, if any) and Interest, if any...........................58
         Section 1002. Maintenance of Office or Agency...........................................................59
         Section 1003. Money for Securities Payments To Be Held in Trust.........................................59
         Section 1004. Statements as to Compliance...............................................................60
         Section 1005. Existence.................................................................................61
         Section 1006. [Reserved]................................................................................61
         Section 1007. Maintenance of Properties.................................................................61
         Section 1008. Insurance.................................................................................61
         Section 1009. Payment of Taxes and Other Claims.........................................................61
         Section 1010. Waiver of Certain Covenants...............................................................62
         Section 1011. Payment of Additional Amounts.............................................................62
         Section 1012. Calculation of Original Issue Discount....................................................64
         Section 1013. Statement by Officers as to Default.......................................................64

ARTICLE ELEVEN Redemption of Securities..........................................................................65

         Section 1101. Applicability of Article Eleven...........................................................65
         Section 1102. Election to Redeem; Notice to Trustee.....................................................65
         Section 1103. Selection by Trustee of Securities to Be Redeemed.........................................65
         Section 1104. Notice of Redemption......................................................................66
         Section 1105. Deposit of Redemption Price...............................................................66
         Section 1106. Securities Payable on Redemption Date.....................................................67
         Section 1107. Securities Redeemed in Part...............................................................67

ARTICLE TWELVE Sinking Funds.....................................................................................67

         Section 1201. Applicability of This Article Twelve......................................................67
         Section 1202. Satisfaction of Sinking Fund Payments With Securities.....................................68
         Section 1203. Redemption of Securities for Sinking Fund.................................................68
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ARTICLE THIRTEEN Meetings of Holders of Securities...............................................................69

         Section 1301. Purposes for Which Meetings May Be Called.................................................69
         Section 1302. Call, Notice and Place of Meetings........................................................69
         Section 1303. Persons Entitled to Vote at Meetings......................................................69
         Section 1304. Quorum; Action............................................................................69
         Section 1305. Determination of Voting Rights; Conduct and Adjournment of Meetings.......................70
         Section 1306. Counting Votes and Recording Action of Meetings...........................................71

ARTICLE FOURTEEN Guarantees......................................................................................72

         Section 1401. Guarantees................................................................................72
         Section 1402. No Subrogation............................................................................73
         Section 1403. Consideration.............................................................................74
         Section 1404. Release of Subsidiary Guarantors..........................................................74
         Section 1405. Future Subsidiary Guarantors..............................................................74
         Section 1406. Limitation on Guarantor Liability.........................................................74
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         INDENTURE dated as of January 29, 2007, among THE LEXINGTON MASTER
LIMITED PARTNERSHIP, a limited partnership formed under the laws of Delaware
(the "Issuer"), having its principal offices at One Penn Plaza, Suite 4015, New
York, New York, 10119-4015, LEXINGTON REALTY TRUST, a real estate investment trust formed under the laws of Maryland and the parent of the sole general partner of the Issuer (the "Parent Guarantor"), having its principal offices at
One Penn Plaza, Suite 4015, New York, New York, 10119-4015, CERTAIN SUBSIDIARIES
OF THE PARENT GUARANTOR SIGNATORIES HERETO (including subsidiaries of the Parent
Guarantor subsequently becoming guarantors, the "Subsidiary Guarantors" and, together with the Parent Guarantor, the "Guarantors") and U.S. BANK NATIONAL
ASSOCIATION, a national banking association, as Trustee (the "Trustee").


                    RECITALS OF THE ISSUER AND THE GUARANTORS


         The Issuer may issue from time to time for its lawful purposes securities (the "Securities") evidencing its unsecured indebtedness, which shall be guaranteed (the "Guarantees") by the Guarantors, and each of the Issuer and the Guarantors has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to principal amount, to have such titles, to bear such rates of interest, to mature at such time or times and to have such other provisions as shall be fixed as hereinafter provided.

         All things necessary to make this Indenture a valid agreement of the Issuer and the Guarantors, in accordance with its terms, have been done, and the Issuer and the Guarantors propose to do all things necessary to make the Securities and the Guarantees, when the Securities are executed by the Issuer, authenticated and delivered by the Trustee hereunder and duly issued by the Issuer, the valid and legally binding obligations of the Issuer and the Guarantors, respectively, as hereinafter provided.


                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or series thereof, as follows:

                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
             -------------------------------------------------------

Section 101. Definitions.

         For all purposes of this Indenture and all Securities issued hereunder, except as otherwise expressly provided or unless the context otherwise requires:


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                  (1) the terms defined in this Article One have the meanings assigned to them in this Article One and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date or time of such computation; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Three and Article Six, are defined in those Articles.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" means, with respect to a specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized to authenticate and deliver Securities on behalf of the Trustee for the Securities of any series pursuant to Section 614.

         "Board of Directors" means, as the case may be, the board of trustees of the general partner of the Issuer or the board of trustees, board of directors or equivalent governing body of a Guarantor, or, in each case, any duly authorized committee of such board or governing body.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the general partner of the Issuer or the Secretary or an Assistant Secretary of a Guarantor, as the case may be, to have been duly adopted by the Board of Directors of the Issuer or such Guarantor, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee for Securities of the applicable series.

         "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that with respect to LIBOR Securities, the day is also a London Business Day.

         "Certificate of a Firm of Independent Public Accountants" means a certificate signed by any firm of independent public accountants of recognized standing selected by the Issuer. The


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term "independent" when used with respect to any specified firm of public accountants means such a firm which (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any other obligor upon the Securities of any series or in any Affiliate of the Issuer or of such other obligor, and (3) is not connected with the Issuer or such other obligor or any affiliate of the Issuer or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions, but such firm may be the regular auditors employed by the Issuer. Whenever it is herein provided that any Certificate of a Firm of Independent Public Accountants shall be furnished to the Trustee for Securities of any series, such Certificate shall state that the signer has read this definition and that the signer is independent within the meaning hereof.

         "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the governmental agency or body performing such duties on such date.

         "Corporate Trust Office" means the office of the Trustee for Securities of any series at which at any particular time its corporate trust business shall be principally administered, which office of the Trustee, at the date of the execution of this Indenture, is located at 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust Administration or such other address as the Trustee may designate from time to time by notice to the Holders and the Issuer, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Issuer).

         "corporation" includes corporations, limited liability companies, associations, companies and business trusts.

         "Currency Determination Agent" means any Person authorized by the Issuer to make currency determinations with respect to Securities of any series that are denominated in a currency other than Dollars or that may be payable in a currency other than Dollars pursuant to Section 1002.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depositary" means, with respect to the Securities of any series issuable or issued in the form of a Global Security, the Person designated as Depositary by the Issuer pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

         "Dollars" and the sign "$" mean the currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.


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         "Encumbrance" means any mortgage, lien, charge, pledge or security interest of any kind.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in force at the date as of which this Indenture was executed; provided, however, that in the event the Securities Exchange Act of 1934 is amended after such date, "Exchange Act" means, to the extent required by any such amendment, the Securities Exchange Act of 1934 as so amended.

         "GAAP" means generally accepted accounting principles as used in the United States applied on a consistent basis.

         "Global Securities" means Securities in global form.

         "Government Obligations" means securities which are (i) direct obligations of the United States (or the government which issued the currency in which the Securities of a particular series are payable) or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States (or the government which issued the currency in which the Securities of such series are payable), the payment of which is unconditionally guaranteed by such government, which, in either case, are full faith and credit obligations of the United States (or the government which issued the currency in which the Securities of such series are payable) and are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust issuer as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

         "Guarantees" means any guarantee of payment of the Securities and any other obligations of the Issuer by the Guarantors pursuant to the terms of this Indenture.

         "Guarantor" has the meaning specified in the first paragraph of this Indenture.

         "Holder" means the Person in whose name a Security is registered in the Security Register.

         "Identifying Numbers" has the meaning specified in Section 204.

         "Incur" means issue, create, assume, guarantee, incur or otherwise become liable for; and the terms "Incurred" and "Incurrence" have meanings correlative to the foregoing.

         "indebtedness" means, with respect to any Person (without duplication) any indebtedness of such Person or any of its respective Subsidiaries, (i) in respect of borrowed money, (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by such


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Person or any of its Subsidiaries, (iv) consisting of letters of credit or amounts representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable, or (v) consisting of capitalized leases, and also includes, to the extent not otherwise included, any obligation by such Person or any of its Subsidiaries to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another person (other than such Person or its Subsidiaries); it being understood that indebtedness shall be deemed to be incurred by such Person or any of its Subsidiaries whenever it or that Subsidiary creates, assumes, guarantees or otherwise becomes liable in respect thereof. Indebtedness of any Subsidiary existing prior to the time it became a Subsidiary of the Person shall be deemed to be incurred at the time that Subsidiary becomes a Subsidiary of the Person; and Indebtedness of another person existing prior to a merger or consolidation of that person with the Person or any of its Subsidiaries in which that other person is the successor to the Person or that Subsidiary shall be deemed to be incurred upon the consummation of that merger or consolidation. Notwithstanding the preceding sentences of this definition, the term Indebtedness shall not include any indebtedness that had been the subject of an "in substance" defeasance in accordance with GAAP.

         "Indenture" means this Indenture as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of a particular series of Securities established as contemplated by Section 301.

         "interest" means, when used with respect to an OID Security which by its terms bears interest only after Maturity, interest payable after Maturity.

         "Interest Payment Date" means, when used with respect to any Security, the Stated Maturity of an installment of interest on such Security.

         "Issue Date" means the date on which the Securities of a particular series are originally issued under this Indenture.

         "Issuer" means the Person named as the "Issuer" in the first paragraph of this Indenture until a successor entity shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor entity.

         "Issuer Request" and "Issuer Order" mean a written request or order signed in the name of the Issuer by any of the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by any of the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the general partner of the Issuer, and delivered to the Trustee for Securities of the applicable series.

         "Lexington Credit Agreement" means the Credit Agreement, dated as of June 27, 2005, as amended, among the Parent Guarantor, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P., collectively as borrowers, each of the lenders party thereto, and Wachovia Bank, National Association, as agent, as the same may be amended, supplemented or otherwise modified from time to time, and any successor credit


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agreement thereto (whether by renewal, replacement, refinancing or otherwise)
that the Parent Guarantor in good faith designates to be its principal credit agreement (taking into account the maximum principal amount of the credit facility provided thereunder, the recourse nature of the agreement and such other factors as the Parent Guarantor deems reasonable in light of the circumstances), such designation (or the designation that at a given time there is no principal credit agreement) to be made by an Officers' Certificate delivered to the Trustee.

         "Lexington Credit Agreement Obligor" means every Subsidiary of the Parent Guarantor that is a borrower or guarantor under the Lexington Credit Agreement from time to time; provided that, to the extent that any or all of such Subsidiaries cease to be borrowers or guarantors under the Lexington Credit Agreement, such Subsidiaries shall cease to be Lexington Credit Agreement Obligors.

         "LIBOR" means, with respect to any series of Securities, the rate specified as LIBOR for such Securities in accordance with Section 301.

         "LIBOR Security" means any Security which bears interest at a floating rate calculated with reference to LIBOR.

         "London Business Day" means, with respect to any LIBOR Security, a day on which commercial banks are open for business, including dealings in the LIBOR Currency, in London.

         "Maturity" means, when used with respect to any Security, the date on which the principal (or, if the context so requires, in the case of an OID Security, a lesser amount) of that Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, request for redemption, repayment at the option of the holder, pursuant to any sinking fund or otherwise.

         "Notice of Default" has the meaning specified in Section 501(4).

         "Obligation" has the meaning specified in Section 1401.

         "Officers' Certificate" means a certificate signed by any of the Chairman of the Board of Directors, a Vice Chairman of the Board of the Directors, the Chief Executive Officer, the President or a Vice President, and by any of the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the general partner of the Issuer or of a Guarantor, as the case may be, and delivered to the Trustee for the Securities of the applicable series.

         "Operating Partnership" means each of the Issuer, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P. and their respective successors.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to the Issuer or a Guarantor, as the case may be and reasonably acceptable to the Trustee.

         "OID Security" means a Security which provides for an amount (excluding any amounts attributable to accrued but unpaid interest thereon) less than the principal amount thereof to be


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due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding" means, when used with respect to Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (1) Securities theretofore cancelled by the Trustee for such Securities or delivered to such Trustee for cancellation;

                  (2) Securities or portions thereof for whose payment or redemption money in the necessary amount and in the required currency or currency unit has been theretofore deposited with the Trustee for such Securities or any Paying Agent (other than the Issuer, any of the Guarantors or any other obligor upon the Securities) in trust or set aside and segregated in trust by the Issuer, any of the Guarantors or any other obligor upon the Securities (if the Issuer, such Guarantors or any other obligor upon the Securities shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture, or provision therefor satisfactory to such Trustee has been made; and

                  (3) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented proof satisfactory to the Trustee for such Securities that any such Securities are held by a protected purchaser in due course;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, (a) Securities owned by the Issuer, any of the Guarantors or any other obligor upon the Securities or any Affiliate of the Issuer, such Guarantors or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee for such Securities shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of Trustee actually knows to be so owned shall be so disregarded (Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of such Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer, any of the Guarantors or any other obligor upon the Securities or any Affiliate of the Issuer, such Guarantors or of such other obligor), (b) the principal amount of an OID Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration pursuant to Section 502, and (c) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the Dollar equivalent, determined in the manner provided as contemplated by
Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an OID Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in Clause (b) above) of such Security.

         "Parent Guarantor" has the meaning specified in the first paragraph of this Indenture until a successor entity shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Parent Guarantor" shall mean such successor entity.

         "Paying Agent" means U.S. Bank National Association or any other Person authorized by the Issuer to pay the principal of (and premium, if any) or interest, if any, on any Securities of any series on behalf of the Issuer or any of the Guarantors.

         "Person" means any individual, firm, corporation, partnership, association, joint venture, tribunal, limited liability company, trust, government or political subdivision or agency or instrumentality thereof, or any other entity or organization.

         "Place of Payment" means, when used with respect to the Securities of any particular series, the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable, as contemplated by Section 301 and 1002.

         "Predecessor Security" means, with respect to any particular Security, every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

         "Redemption Date" means, when used with respect to any Security to be redeemed in whole or in part, the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price" means, when used with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to the terms of the Indenture or in any Security issued thereunder.

         "Regular Record Date" means, with respect to the interest payable on any Interest Payment Date on the Securities of any series, the date, if any, specified for that purpose as contemplated by Section 301 whether or not a Business Day.

         "Responsible Officer" means, when used with respect to the Trustee for any series of Securities, any officer of the Corporate Trust Department of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities" means securities evidencing unsecured indebtedness of the Issuer authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "series" of Securities means all Securities denoted as part of the same series authorized by or pursuant to a particular Board Resolution of the Issuer.

         "Significant Subsidiary" means any Subsidiary of the Issuer which is a "significant subsidiary" (as defined in Article I, Rule 1-02 of Regulation S-X, promulgated under the Securities Act of 1933, as amended).

         "Special Record Date" means, with respect to the payment of any Defaulted Interest on the Securities of any series, a date fixed by the Trustee for such series pursuant to Section 307.

         "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means, as to any person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of stock of such corporation shall have or might have voting power by reason of the lapse of time or the happening of any contingency) is at the time owned by such person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture, limited liability company, trust or other entity in which such person directly or indirectly through Subsidiaries has more than a 50% equity interest or 50% Capital Percentage at any time. For the purpose of this definition, "Capital Percentage" means, with respect to the interest of the Parent Guarantor, the Issuer or one of its Subsidiaries in any partnership, association, joint venture, limited liability company, trust or other entity, the percentage interest of such partnership, association, joint venture, limited liability company, trust or other entity based on the aggregate amount of net capital contributed by the Parent Guarantor, the Issuer or such Subsidiary in such partnership, association, joint venture, limited liability company, trust or other entity at the time of determination relative to all capital contributions made in such partnership, association, joint venture, limited liability company, trust or other entity at such time of determination.

         "Subsidiary Guarantor" means each Subsidiary of the Parent Guarantor (other than the Issuer) in existence on the date hereof, that is a Lexington Credit Agreement Obligor, and any future Subsidiary Guarantor that is required to guarantee the Securities under the terms of this Indenture; provided, however, that, in the event any Subsidiary Guarantor is released pursuant to
Section 1404, such entity shall no longer be deemed a "Subsidiary Guarantor."

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this Indenture was executed; provided, however, that in the event the Trust Indenture Act is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture and, subject to the provisions of Article Six hereof, shall also include its successors and assigns as Trustee hereunder. If there shall be at one time more than one Trustee hereunder, "Trustee" means each such Trustee and shall apply to each such Trustee only with respect to those series of Securities with respect to which it is serving as Trustee.

         "United States" means, unless otherwise specified with respect to Securities of any series, the United States of America (including the states and the District of Columbia), its territories, its possessions (which include, at the date of this Indenture, Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands) and other areas subject to its jurisdiction.

         "United States Alien" has the meaning specified in Section 1011.

         "Yield to Maturity" means, when used with respect to any OID Security, the yield to maturity, if any, set forth on the face thereof.

Section 102. Compliance Certificates and Opinions.

         Upon any application or request by the Issuer or the Guarantors to the Trustee for any series of Securities to take any action under any provision of this Indenture or any supplement hereto, the Issuer and/or the Guarantors, as the case may be, shall furnish to such Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate (other than certificates provided pursuant to Section
1004) or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Issuer or of any of the Guarantors may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to matters upon which his certificate or opinion is based are erroneous.

         Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer or any of the Guarantors, as the case may be, stating that the information with respect to such factual matters is in the possession of the Issuer or any of the Guarantors, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Except as otherwise expressly provided herein or therein, such action shall become effective when such instrument or instruments are delivered to the Trustee for the appropriate series of Securities and, where it is hereby expressly required, to the Issuer and/or the Guarantors. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee for the appropriate series of Securities and the Issuer, the Guarantors and any agent of such Trustee, the Issuer or any of the Guarantors, if made in the manner provided in this Section 104. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1306.

         The Issuer may at its discretion set a record date for purposes of determining the identity of Holders of Securities entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, but the Issuer shall have no obligation to do so. If not set by the Issuer prior to the first solicitation of Holders of Securities of a particular series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be 30 days prior to the first solicitation of such vote or consent. Upon the fixing of such a record date, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled with respect to such Securities to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

         (b) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee for the appropriate series of Securities deems reasonably sufficient.

         (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee for such Securities, the Security Registrar, any Paying Agent, the Guarantors or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105. Notices, Etc. to Trustee, the Issuer and the Guarantors.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee for a series of Securities by any Holder or by the Issuer or any of the Guarantors shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with such Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or if sent by facsimile transmission, to (212) 361-6153 or to any other facsimile number previously provided by the Trustee, with a copy mailed, first class postage prepaid to the Trustee addressed to it as provided above, or

                  (2) the Issuer or any of the Guarantors by such Trustee or by any Holder shall be sufficient for every purpose hereunder (except as provided in paragraphs (3), (4) and (5) of Section 501) if furnished in writing and mailed, first class postage prepaid, addressed to the Issuer at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to such Trustee by the Issuer, or if sent by facsimile transmission, to (212) 594-6600 or to any other facsimile number previously provided to the Trustee by the Issuer, with a copy mailed, first class postage prepaid, to the Issuer addressed to it as provided above.

Section 106. Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) to Holders of Securities if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

         In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities. Any notice mailed in the manner prescribed by this Indenture shall be conclusively deemed to have been given whether or not received by any particular Holder. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Securities by mail, then such notification as shall be made with the reasonable approval of the Trustee for such Securities shall constitute a sufficient notification for every purpose hereunder.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee for such Securities, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the Trust Indenture Act through the operation of Section 318(c) thereof, such imposed duties shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision shall be deemed to apply to the Indenture as so modified or excluded, as the case may be

Section 108. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns.

         All covenants and agreements in this Indenture by the Issuer and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

Section 110. Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Security Registrar, an Authenticating Agent and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112. Governing Law.

         This Indenture, the Guarantees and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 113. Non-Business Day.

         Unless otherwise stated with respect to Securities of any series, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of a Security of any particular series shall not be a Business Day at any Place of Payment with respect to Securities of that series, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal of (and premium, if any) and interest, if any, with respect to such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 114. Immunity of Incorporators, Limited Partners, Shareholders, Trustees, Directors and Officers.

         No recourse shall be had for the payment of the principal of (and premium, if any), or the interest, if any, on any Security of any series, or for any claim based thereon, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, limited partner, shareholder, trustee, director, officer or employee, as such, past, present or future, of the Issuer, any of the Guarantors or of any successor entity to the Issuer or such Guarantor, either directly or indirectly through the Issuer, such Guarantor or any successor entity to the Issuer or such Guarantor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise; it being expressly agreed and understood that this Indenture, the Guarantees and all the Securities of each series are solely obligations of the Issuer and/or the Guarantors (as the case may be), and that no personal liability whatever shall attach to, or is incurred by, any incorporator, limited partner, shareholder, trustee, director, officer or employee, past, present or future, of the Issuer, any of the Guarantors or of any successor entity to the Issuer or such Guarantor, either directly or indirectly through the Issuer, such Guarantor or any successor corporation to the Issuer or such Guarantor, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities of any series, or to be implied herefrom or therefrom; and that all such personal liability is hereby expressly released and waived as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities of each series.

                                  ARTICLE TWO

                                 SECURITY FORMS
                                 --------------

Section 201. Forms of Securities.

         The Securities of each series shall be in such form or forms (including global form) as shall be established by or pursuant to a Board Resolution of the Issuer, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Issuer may reasonably deem appropriate and as may be required to comply with any law, with any rule or regulation made pursuant thereto, with any rules of any securities exchange, automated quotation system or clearing agency or to conform to usage, as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. If temporary Securities of any series are issued in global form as permitted by
Section 304, the form thereof shall be established as provided in the preceding sentence.

         The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

Section 202. Form of Trustee's Certificate of Authentication.

         Subject to Section 614, the Certificate of Authentication on all Securities shall be in substantially the following form:

                  "This is one of the Securities of the series designated therein described in the within-mentioned Indenture.


                                  U.S. Bank National Association,
                                  as Trustee



                                  By
                                    --------------------------------------------
                                       Authorized Signatory

Section 203. Securities in Global Form.

         If any Security of a series is issuable in global form, such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Security. Any instructions by the Issuer with respect to a Security in global form, after its initial issuance, shall be in writing but need not comply with Section 102.

         Unless otherwise provided with respect to any series of Securities as contemplated by Section 301, Global Securities shall be issuable only in registered form without coupons, and may be issued in either temporary or permanent form.

         Any Security issued in global form shall bear the following legend:

         THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A

DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. [If a Global Security is to be held by The Depository Trust Company, then insert: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.]

Section 204. CUSIP Numbers.

         The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use) or other identifying numbers ("Identifying Numbers") and, if so, the Trustee shall use such Identifying Numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such Identifying Numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identifying numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer shall promptly notify the Trustee, in writing, of any change in the Identifying Numbers.

                                 ARTICLE THREE

                                 THE SECURITIES
                                 --------------

Section 301. Title; Payment and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered and Outstanding under this Indenture is unlimited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to Board Resolutions of the Issuer.

         The Securities may be issued in one or more series, each of which shall be issued pursuant to Board Resolutions of the Issuer. There shall be established in one or more Board Resolutions or pursuant to one or more Board Resolutions of the Issuer and, subject to Section 303, set forth in, or determined in the manner provided in, an Officers' Certificate of the Issuer, or established in one or more supplemental indentures hereto, prior to the issuance of Securities of any series all or any of the following, as the case may be (each of which, if so provided, may be determined from time to time by the Issuer with respect to unissued Securities of that series and set forth in the Securities of that series when issued from time to time):

                  (1) the title of the Securities of that series (which shall distinguish the Securities of that series from all other series of Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of that series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to Section 304, 305, 306, 906 or 1107) and whether additional Securities of that series may be issued without the consent of Holders of outstanding Securities of that series or any other series; in the event that additional Securities of such series may be so issued, the terms thereof shall indicate whether any such additional Securities shall have the same terms as the prior Securities of such series or whether the Issuer may establish additional or different terms with respect to such additional Securities;

                  (3) the date or dates (or manner of determining the same) on which the principal of the Securities of that series is payable (which, if so provided in such Board Resolutions, may be determined by the Issuer from time to time and set forth in the Securities of the series issued from time to time);

                  (4) the rate or rates (or the manner of calculation thereof) at which the Securities of that series shall bear interest (if any), the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable (or manner of determining the same) and the Regular Record Date (or the method by which such date shall be determined) for the interest payable on any Securities on any Interest Payment Date, the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months and the extent to which, or the manner in which, any interest payable on any temporary Global Security on an Interest Payment Date, shall be paid if other than in the manner provided in
         Section 307;

                  (5) the place or places where, subject to the provisions of
         Section 1002, the principal of (and premium, if any) and interest, if any, on Securities of that series shall be payable, any Securities of that series may be surrendered for registration of transfer, any Securities of that series may be surrendered for exchange, and notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served;

                  (6) the period or periods within which (or manner of determining the same), the price or prices at which (or manner of determining the same), and the terms and conditions upon which Securities of that series may be redeemed, in whole or in part, at the option of the Issuer, if the Issuer is to have the option;

                  (7) the obligation, if any, of the Issuer to redeem, repay or purchase Securities of that series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which (or manner of determining the same), the price or prices at which (or manner of determining the same), the currency or currency unit in which, and the terms and conditions upon which, Securities of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of $1,000 and integral multiples of $1,000 in excess thereof, the denominations in which any Securities of that series shall be issuable;

                  (9) the percentage or other principal amount at which Securities of that series shall be issued and, if other than the principal amount thereof, the portion of the principal amount of Securities of that series which shall be payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502;

                  (10) the inapplicability of any Event of Default or covenant set forth in Article Ten hereof to the Securities of that series, or the applicability of any other Events of Defaults or covenants in addition to the Events of Default or covenants set forth herein to Securities of that series;

                  (11) if a Person other than U.S. Bank National Association is to act as Trustee for the Securities of that series, the name and location of the Corporate Trust Office of such Trustee;

                  (12) the currency, currencies or currency units in which payment of the principal of (and premium, if any) and interest, if any, on any Securities of that series shall be payable if other than Dollars and the manner of determining the equivalent thereof in Dollars for any purpose, including for purposes of the definition of "Outstanding" in
         Section 101;

                  (13) if the principal of (or premium, if any) or interest, if any, on any Securities of that series is to be payable, at the election of the Issuer or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of (and premium, if any) and interest, if any, on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                  (14) if the amount of payments of principal of (or premium, if any) or interest on the Securities of such series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

                  (15) if the Securities of that series do not bear interest, the applicable dates for purposes of Section 701;

                  (16) if other than as set forth in Article Four, provisions for the satisfaction and discharge of this Indenture with respect to the Securities of that series;

                  (17) the date as of which any Global Security representing Outstanding Securities of that series shall be dated if other than the date of original issuance of the first Security of that series to be issued;

                  (18) whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities and, in such case, for such Global Security or Securities, whether such global form shall be permanent or temporary;

                  (19) if Securities of the series are to be issuable initially in the form of a temporary Global Security, the circumstances under which the temporary Global Security can be exchanged for definitive Securities;

                  (20) the extent and manner, if any, to which payment on or in respect of Securities of that series shall be subordinated to the prior payment of other liabilities and obligations of the Issuer;

                  (21) whether and under what circumstances, if any, the Issuer shall pay additional amounts as contemplated by Section 1011 on the Securities of the series to any Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Issuer shall have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

                  (22) whether and under what circumstances, if any, Securities of that series are convertible into other securities of the Issuer or are exchangeable for common shares of beneficial interest or other securities of the Parent Guarantor or another issuer;

                  (23) whether Securities of that series are to be issuable in bearer form and any additions or changes to any of the provisions of this Indenture as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

                  (24) the applicability, if any, of Sections 402 and/or 403 to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Four; and

                  (25) any other terms of that series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any particular series shall be substantially identical except as to denomination and the date from which interest, if any, shall accrue, and except as may otherwise be provided in or pursuant to such Board Resolutions and set forth in such Officers' Certificate relating thereto or provided in or pursuant to any supplemental indenture hereto. The terms of such Securities, as set forth above, may be determined by the Issuer from time to time if so provided in or established pursuant to the authority granted in Board Resolutions. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series.

         Prior to the delivery of a Security of any series in any such form to the Trustee for the Securities of such series for authentication, the Issuer shall deliver to such Trustee the following:

                  (1) The Board Resolutions of the Issuer by or pursuant to which such form of Security have been approved and, if applicable, the supplemental indenture by or pursuant to which such form of Security has been approved;

                  (2) An Officers' Certificate of the Issuer dated the date such Certificate is delivered to such Trustee satisfying the requirements of Sections 102 and 103, and stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities in such forms have been complied with; and

                  (3) An Opinion of Counsel satisfying the requirements of Sections 102 and 103 substantially to the effect that Securities in such forms, when (a) completed by appropriate insertions and executed and delivered by the Issuer to such Trustee for authentication in accordance with this Indenture, (b) authenticated and delivered by such Trustee in accordance with this Indenture, and (c) issued by the Issuer in the manner and subject to the conditions specified in such Opinion of Counsel, shall constitute the legal, valid and binding obligations of the Issuer, subject to the effects of applicable bankruptcy, reorganization, fraudulent conveyance, moratorium, insolvency and other similar laws generally affecting creditors' rights, to general equitable principles, to an implied covenant of good faith and fair dealing and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities.

Section 302. Denominations.

         Unless otherwise provided with respect to any series of Securities as contemplated by Section 301, Securities shall be issuable only in registered form without coupons. Unless otherwise provided with respect to any series of Securities as contemplated by Section 301, any Securities of a series other than Global Securities (which may be of any denomination) shall be issuable in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

Section 303. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Issuer by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, or the President, Chief Executive Officer or one of the Vice Presidents of its general partner, under the seal of such general partner reproduced thereon. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series, executed by the Issuer to the Trustee for the Securities of such series for authentication, together with an Issuer Order for the authentication and delivery of such Securities, which Issuer Order shall set forth the number of separate Securities certificates, the principal amount of each of the Securities to be authenticated, the date on which the original issue of Securities is to be authenticated, the registered holder or each of such Securities and delivery instructions, and such Trustee, in accordance with the Issuer Order, shall authenticate and deliver such Securities. If any Security shall be represented by a permanent Global Security, then, for purposes of this Section 303 and
Section 304, the notation
of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary Global Security shall be deemed to be delivery in connection with the original issuance of such beneficial owner's interest in such permanent Global Security. If all the Securities of any one series are not to be issued at one time and if a Board Resolution of the Issuer relating to such Securities shall so permit, such Issuer Order may set forth procedures acceptable to the Trustee for the issuance of such Securities, including, without limitation, procedures with respect to interest rate, Stated Maturity, date of issuance and date from which interest, if any, shall accrue.

         Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary for the Issuer to deliver the Board Resolution, Officers' Certificate and Opinion of Counsel otherwise required pursuant to Sections 102 and 301 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein manually executed by the Trustee for such Security or on its behalf pursuant to
Section 614, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         In case any Securities shall have been authenticated, but not delivered, by the Trustee or the Authenticating Agent for such series then in office, any successor by merger, conversion or consolidation to such Trustee, or any successor Authenticating Agent, as the case may be, may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee or successor Authenticating Agent had itself authenticated such Securities.

         Each Depositary designated pursuant to Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

         The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section 303 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

Section 304. Temporary Securities and Exchange of Securities.

         Pending the preparation of definitive Securities of any particular series, the Issuer may execute, and upon Issuer Order the Trustee for the Securities of such series shall authenticate and deliver, in the manner specified in Section 303, temporary Securities which are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, with like terms and conditions as the definitive Securities of like series in lieu of which they are issued in registered form, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Any such temporary Securities may be in global form, representing such of the Outstanding Securities of such series as shall be specified therein.

         If temporary Securities of any particular series are issued, the Issuer shall cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of such definitive Securities, the temporary Securities of such series shall be exchangeable for such definitive Securities of a like Stated Maturity and with like terms and provisions upon surrender of the temporary Securities of such series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any particular series, the Issuer shall execute and (in accordance with an Issuer Order delivered at or prior to the authentication of the first definitive Security of such series) the Trustee for the Securities of such series shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series and of a like Stated Maturity and with like terms and provisions. Until exchanged as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and with like terms and conditions, except as to payment of interest, if any, authenticated and delivered hereunder.

         Any temporary Global Security and any permanent Global Security shall, unless otherwise provided therein, be delivered to the Depositary designated pursuant to Section 301.

Section 305. Registration, Registration of Transfer and Exchange.

         The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee for the Securities of each series a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers of Securities. The Trustee for the Securities of each series is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities of such series as herein provided.

         Upon surrender for registration of transfer of any Security of any particular series at the office or agency of the Issuer in a Place of Payment for that series, the Issuer shall execute, and the Trustee for the Securities of each series shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, and of a like Stated Maturity and of a like series and aggregate principal amount and with like terms and conditions.

         Except as set forth below, at the option of the Holder, Securities of any particular series may be exchanged for other Securities of any authorized denominations, and of a like Stated Maturity and of a like series and aggregate principal amount and with like terms and conditions upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee for such Securities shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         Notwithstanding any other provision of this Section 305 or Section 304, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         If at any time the Depositary for Securities of a series notifies the Issuer that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 303, the Issuer shall appoint a successor Depositary with respect to the Securities for such series. If (i) a successor Depositary for the Securities of such series is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, (ii) the Issuer delivers to the Trustee for Securities of such series an Issuer Order stating that the Securities of such series shall be exchangeable, or (iii) an Event of Default under Section 501 hereof has occurred and is continuing with respect to the Securities of such series, the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

         The Issuer may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

         Upon the exchange of a Global Security for Securities in definitive form representing the aggregate principal amount of such Global Security, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section 305 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Security to the persons in whose names such Securities are so registered.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer and the Guarantors, respectively, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Trustee for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar for such series duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         The Issuer shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1104 and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities to be so redeemed, or (ii) to register the transfer of or exchange any Security so selected for redemption as a whole or in part, except the unredeemed portion of any Security being redeemed in part.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

         If (i) any mutilated Security is surrendered to the Trustee for such Security or the Issuer, the Guarantors and the Trustee for a Security receive evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) there is delivered to the Issuer, the Guarantors and such Trustee such security or indemnity as may be required by them to save each of them and any agent of either of them harmless from any loss or liability which any of them may suffer if a Security is replaced and subsequently presented or claimed for payment, then, in the absence of notice to the Issuer, any of the Guarantors or such Trustee that such Security has been acquired by a protected purchaser, the Issuer shall execute and upon its request such Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for such mutilated Security a new Security of the same series and in a like principal amount and of a like Stated Maturity and with like terms and conditions, and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Issuer, the Guarantors and the Trustee for such Security such security or indemnity as may be required by them to save each of them harmless from any loss or liability which any of them may suffer if a Security is replaced and subsequently presented or claimed for payment, and in case of destruction, loss or theft, evidence satisfactory to the Issuer, the Guarantors and such Trustee and any agent of any of them of the destruction, loss or theft of such Security and the ownership thereof.

         Upon the issuance of any new Security under this Section 306, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including all fees and expenses of the Trustee for such Security) connected therewith.

         Every new Security of any series issued pursuant to this Section 306 in lieu of any destroyed, lost or stolen Security or in exchange for any mutilated Security shall constitute an original additional contractual obligation of the Issuer and the Guarantors whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and each such new Security shall be at any time enforceable by anyone, and each such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

         The provisions of this Section 306 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, if so provided in such Security, be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment.

         Unless otherwise provided with respect to the Securities of any series, payment of interest may be made at the Corporate Trust Office or, at the option of the Issuer may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of funds to the Person entitled thereto at a bank account maintained within the United States.

         Any interest on any Security of any particular series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Issuer at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Issuer or any of the Guarantors may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of that series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee for the Securities of such series in writing of the amount of Defaulted Interest proposed to be paid on each Security of that series and the date of the proposed payment, and at the same time the Issuer or any of the Guarantors shall deposit with such Trustee an amount of money in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series), equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to such Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon such Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by such Trustee of the notice of the proposed payment. Such Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of that series at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of that series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Issuer or any of the Guarantors may make payment of any Defaulted Interest on Securities of any particular series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Issuer to the Trustee for the Securities of such series of the proposed manner of payment pursuant to this clause, such manner of payment shall be deemed practicable by such Trustee.

         Subject to the foregoing provisions of this Section 307 and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308. Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Issuer, the Guarantors, the Trustee for such Security and any agent of the Issuer, any of the Guarantors or such Trustee may treat the Person in whose name any such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section
307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Issuer, the Guarantors, such Trustee or any agent of the Issuer, any of the Guarantors or such Trustee shall be affected by notice to the contrary.

         None of the Issuer, the Guarantors, the Trustee, any Paying Agent or the Security Registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 309. Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange, or delivered in satisfaction of any sinking fund payment, shall, if surrendered to any Person other than the Trustee for such Securities, be delivered to such Trustee and shall be promptly cancelled by it. The Issuer or any of the Guarantors may at any time deliver to the Trustee for Securities of a series for cancellation any Securities previously authenticated and delivered hereunder which the Issuer or any of the Guarantors may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by such Trustee. Notwithstanding any other provision of this Indenture to the contrary, in the case of a series, all the Securities of which are not to be originally issued at one time, a Security of such series shall not be deemed to have been Outstanding at any time hereunder if and to the extent that, subsequent to the authentication and delivery thereof, such Security is delivered to the Trustee for such Security for cancellation by the Issuer or any agent thereof upon the failure of the original purchaser thereof to make payment therefor against delivery thereof, and any Security so delivered to such Trustee shall be promptly cancelled by it. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 309, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee for such Securities shall be disposed of by such Trustee in accordance with its standard procedures and a certificate of disposition evidencing such disposition of Securities shall be provided to the Issuer, upon its written request therefor, by such Trustee.

Section 310. Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any particular series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE
                           --------------------------

Section 401. Option to Effect Legal Defeasance or Covenant Defeasance.

         The Issuer may, at the option of its Board of Directors evidenced by a Board Resolution set forth in an Officers' Certificate, at any time, with respect to the Securities of any series, elect to have either Section 402 or 403 be applied to all of the Outstanding Securities of that series upon compliance with the conditions set forth below in this Article Four.

Section 402. Legal Defeasance and Discharge.

         Upon the Issuer's exercise under Section 401 of the option applicable to this Section 402, the Issuer and the Guarantors shall be deemed to have been discharged from their obligations with respect to all Outstanding Securities of the particular series on the date the conditions set forth below are satisfied with respect to that series (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Issuer shall be deemed to have paid and discharged all the obligations relating to the Outstanding Securities of that series and the Securities of that series shall thereafter be deemed to be "outstanding" only for the purposes of Section 406, Section 408 and the other Sections of this Indenture referred to below in this Section 402, and to have satisfied all of its other obligations under such Securities and this Indenture with respect to that series and cured all then existing Events of Default (and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Securities of the particular series to receive payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities when such payments are due or on the Redemption Date solely out of the trust created pursuant to this Indenture; (b) the Issuer's obligations with respect to such Securities concerning issuing temporary Securities of that series, or, where relevant, registration of such Securities, mutilated, destroyed, lost or stolen Securities of that series and the maintenance of an office or agency for payment and money for Security payments held in trust; (c) the rights, powers, trusts, duties and immunities of the Trustee for the Securities of that series, and the Issuer's and the Guarantors' obligations in connection therewith, including, without limitation, the obligations owed to the Trustee under Section 607 hereof; (e) the payment of additional amounts, if any, on such Securities as contemplated by Section 1011; and (f) this Article Four and the obligations set forth in Section 406 hereof.

         Subject to compliance with this Article Four, the Issuer may exercise its option under Section 402 notwithstanding the prior exercise of its option under Section 403 with respect to the Securities of a particular series.

Section 403. Covenant Defeasance.

         Upon the Issuer's exercise under Section 401 of the option applicable to this Section 403, (i) the Issuer and the Guarantors shall be released from any obligations under the covenants contained in Section 704, Section 801, Sections 1004 through 1009, inclusive, and such other obligations as shall be set forth in any supplemental indenture for the Securities of a series and (ii) the occurrence of any event specified in Sections 501(3), 501(4) (with respect to any of Section 704, Section 801, Sections 1004 through 1009, inclusive, and such other obligations as shall be set forth in any supplemental indenture for the Securities of that series), 501(5) and 501(8) shall be deemed not to be or result in an Event of Default, in each case, with respect to the Outstanding Securities of the particular series, on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities of that series shall thereafter be deemed not "Outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, such Covenant Defeasance means that, with respect to the Outstanding Securities of that series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or Event of Default under subsection 501(3) but, except as specified above, the remainder of this Indenture and the Securities of that series shall be unaffected thereby.

Section 404. Conditions to Legal or Covenant Defeasance.

         The following shall be the conditions to the application of either
Section 402 or Section 403 to the Outstanding Securities of a particular series:

                  (a) the Issuer or any of the Guarantors must irrevocably deposit, or cause to be irrevocably deposited, with the Trustee for the Securities of that series, in trust, for the benefit of the Holders of the Securities of that series, cash in the currency or currency unit in which the Securities of that series are payable (except as otherwise specified pursuant to Section 301 for the Securities of that series), Government Obligations or a combination thereof in such amounts as shall be sufficient, in the written opinion of a nationally recognized firm of independent public accountants, delivered to the Trustee, to pay (i) the principal of (and premium, if any) and interest, if any, due on the outstanding Securities of that series, or on the applicable Redemption Date, as the case may be, with respect to the outstanding Securities of that series; and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

                  (b) in the case of Legal Defeasance, the Issuer shall have delivered to the Trustee for the Securities of that series an Opinion of Counsel in the United States reasonably acceptable to such Trustee confirming that, subject to customary assumptions and exclusions, (1) the Issuer has received from, or there has been published by, the U.S. Internal Revenue Service a ruling or (2) since the Issue Date, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel in the United States shall confirm that, subject to customary assumptions and exclusions, the Holders of the Outstanding Securities of that series shall not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Legal Defeasance and shall be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (c) in the case of Covenant Defeasance, the Issuer shall have delivered to the Trustee for the Securities of that series an Opinion of Counsel in the United States reasonably acceptable to such Trustee confirming that, subject to customary assumptions and exclusions, the Holders of the Outstanding Securities of that series shall not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and shall be subject to such tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (d) no Event of Default or event which with the giving of notice or the lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under
         Section 501(5) or Section 501(6) shall have occurred and be continuing on the 123rd day after such date;

                  (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument to which the Issuer is a party or by which the Issuer is bound; and

                  (f) the Issuer shall have delivered to the Trustee for the Securities of that series an Officers' Certificate and an Opinion of Counsel in the United States (which opinion of counsel may be subject to customary assumptions and exclusions) each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with.

Section 405. Satisfaction and Discharge of Indenture.

         This Indenture shall be discharged and shall cease to be of further effect as to all Securities of any particular series issued hereunder when either (i) all Securities of that series theretofore authenticated and delivered (except (A) lost, stolen or destroyed Securities which have been replaced or paid as provided in Section 306, and (B) Securities for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer or discharged from such trust, as provided in the last paragraph of Section 1003) have been delivered to the Trustee for the Securities of that series for cancellation or (ii) (A) all Securities of that series not theretofore delivered to the Trustee for cancellation are due and payable by their terms within one year or have become due and payable by reason of the making of a notice of redemption and the Issuer has irrevocably deposited or caused to be deposited with such Trustee as trust funds in trust an amount of cash in any combination of currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay and discharge the entire indebtedness on such Securities delivered to the Trustee for the Securities of that series for cancellation for principal (and premium, if any) and accrued and unpaid interest, if any, to the Stated Maturity or Redemption Date, as the case may be;
(B) no Event of Default or event which with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(5) or Section 501(6) shall have occurred and be continuing on the 123rd day after such date; (C) the Issuer has paid, or caused to be paid, all sums payable by it under this Indenture; and (D) the Issuer has delivered irrevocable instructions to the Trustee for the Securities of that series under this Indenture to apply the deposited money toward the payment of such Securities at the Stated Maturity or the Redemption Date, as the case may be. In addition, the Issuer must deliver an Officers' Certificate and an Opinion of Counsel to the Trustee for the Securities of that series stating that all conditions precedent to satisfaction and discharge have been satisfied.

Section 406. Survival of Certain Obligations.

         Notwithstanding the satisfaction and discharge of this Indenture and of the Securities of a particular series referred to in Sections 401, 402, 404, or 405, the respective obligations of the Issuer and the Trustee for the Securities of a particular series under Sections 303, 304, 305, 309, 407, 408, 409, 410, and 508, Article Six, and Sections 701, 702, 1002, 1003 and 1005, shall survive with respect to Securities of that series until the Securities of that series are no longer outstanding, and thereafter the obligations of the Issuer and the Trustee for the Securities of a particular series with respect to that series under Sections 407, 408, 409, and 410 shall survive such satisfaction and discharge. Nothing contained in this Article Four shall abrogate any of the obligations or duties of the Trustee of any series of Securities under this Indenture.

Section 407. Acknowledgment of Discharge by Trustee.

         Subject to Section 410, after (i) the conditions of Section 404 or 405 have been satisfied with respect to the Securities of a particular series, (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer and (iii) the Issuer has delivered to the Trustee for the Securities of that series an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee for the Securities of that series upon written request shall acknowledge in writing the discharge of all of the Issuer's obligations under this Indenture except for those surviving obligations specified in this Article Four.

Section 408. Application of Trust Moneys.

         All money and Government Obligations deposited with the Trustee for the Securities of a particular series pursuant to Section 404 or 405 in respect of the Securities of that series shall be held in trust and applied by it, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of the Securities of all sums due and to become due thereon for principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

         The Issuer shall pay and indemnify the Trustee for the Securities of a particular series against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 404 or 405 with respect to the Securities of that series or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Securities of that series.

Section 409. Repayment to the Issuer; Unclaimed Money.

         The Trustee and any Paying Agent for a series of Securities shall promptly pay or return to the Issuer upon Issuer Order any cash or Government Obligations held by them at any time that are not required for the payment of the principal of (and premium, if any) and interest, if any, on the Securities for which cash or Government Obligations have been deposited pursuant to Section 404 or 405.

         Any money deposited with the Trustee or any Paying Agent for the Securities of any series, or then held by the Issuer, in trust for the payment of the principal of (and premium, if any) and interest, if any, on any Security of any particular series and remaining unclaimed for two years after such principal (and premium, if any) and interest, if any, has become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be paid to the Issuer on Issuer Request or (if then held by the Issuer) shall be discharged from such trusts; and the Holder of such Security shall, thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of such Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that such Trustee or such Paying Agent, before being required to make any such repayment may give written notice to the Holder of such Security in the manner set forth in Section 106, that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be repaid to the Issuer, as the case may be.

Section 410. Reinstatement.

         If the Trustee or Paying Agent for a series of Securities is unable to apply any cash or Government Obligations, as the case may be, in accordance with
Section 402, 403, 404 or 405 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's obligations under this Indenture and the Securities of that series shall be revived and reinstated as though no deposit had occurred pursuant to Section 402, 403, 404 or 405 until such time as the Trustee or Paying Agent for that series is permitted to apply all such cash or Government Obligations in accordance with
Section 402, 403, 404 or 405; provided, however, that if the Issuer has made any payment of principal (and premium, if any) and interest, if any, on any Securities because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the cash or Government Obligations, as the case may be, held by such Trustee or Paying Agent.

                                  ARTICLE FIVE

                                    REMEDIES
                                    --------

Section 501. Events of Default.

         "Event of Default" means, wherever used herein with respect to any particular series of Securities, any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated by Section 301 (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any installment of interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of any Security of that series; or

                  (4) default in the performance of, or breach of, any covenant or warranty of the Issuer or any of the Guarantors in respect of any Security of that series contained in this Indenture or in such Securities (other than a covenant a default in whose performance or whose breach is elsewhere in this Section 501 specifically dealt with) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by the Trustee for the Securities of such series or to the Issuer and such Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) a default under any bond, debenture, note or other evidence of indebtedness of the Issuer and/or any of the Guarantors or under any mortgage, indenture or other instrument of the Issuer or any of the Guarantors (including a default with respect to Securities of any series other than that series) under which there may be issued or by which there may be secured any indebtedness of the Issuer and/or any of the Guarantors (or by any of their respective Subsidiaries, the repayment of which the Issuer or any of the Guarantors have guaranteed or for which the Issuer or any of the Guarantors are directly responsible or liable as obligor or guarantor), whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount exceeding $25,000,000 of such indebtedness when due and payable which shall continue after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness in an aggregate principal amount exceeding $25,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Parent Guarantor and the Issuer by the Trustee or to the Parent Guarantor and the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Issuer or such Guarantors, as the case may be, to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                  (6) the Issuer, the Parent Guarantor, any Subsidiary Guarantor or any of the other Significant Subsidiaries of the Parent Guarantor or an Operating Partnership shall commence any case or proceeding seeking to have an order for relief entered on its behalf as debtor or to adjudicate it as bankrupt or insolvent or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing; or the Issuer, the Parent Guarantor, any Subsidiary Guarantor or any of the other Significant Subsidiaries of the Parent Guarantor or an Operating Partnership shall apply for a receiver, custodian or trustee (other than any trustee appointed as a mortgagee or secured party in connection with the issuance of indebtedness for borrowed money of the Issuer) of it or for all or a substantial part of its property; or the Issuer, the Parent Guarantor, any Subsidiary Guarantor or any of the other Significant Subsidiaries of the Parent Guarantor or an Operating Partnership shall make a general assignment for the benefit of creditors; or the Issuer, the Parent Guarantor, any Subsidiary Guarantor or any of the other Significant Subsidiaries of the Parent Guarantor or an Operating Partnership shall take any corporate action in furtherance of any of the foregoing; or

                  (7) an involuntary case or other proceeding shall be commenced against the Issuer, the Parent Guarantor, any Subsidiary Guarantor or any of the other Significant Subsidiaries of the Parent Guarantor or an Operating Partnership with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect seeking the appointment of a trustee, receiver, liquidator, custodian or similar official of the Issuer, the Parent Guarantor, any Subsidiary Guarantor or any of the other Significant Subsidiaries of the Parent Guarantor or an Operating Partnership or any substantial part of their respective property; and such case or other proceeding (A) results in the entry of an order for relief or a similar order against the Issuer, the Parent Guarantor, any Subsidiary Guarantor or any of the other Significant Subsidiaries of the Parent Guarantor or an Operating Partnership or (B) shall continue unstayed and in effect for a period of 60 consecutive days;

                  (8) except as otherwise permitted herein, any Guarantee by the Parent Guarantor or a Significant Subsidiary of the Securities of any series shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect, or the Parent Guarantor or any Subsidiary Guarantor that is a Significant Subsidiary, or any person acting on behalf of any such Guarantor, shall deny or disaffirm in writing its obligations under its Guarantee with respect to Securities of that series; or

                  (9) any other Event of Default provided with respect to Securities of that series.

Section 502. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to any particular series of Securities occurs and is continuing (other than an Event of Default described in Section 501(6) or (7) with respect to the Issuer, the Parent Guarantor, any Subsidiary Guarantor or any other Significant Subsidiary of the Issuer), then and in every such case either the Trustee for the Securities of such series or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the entire principal amount (or, in the case of OID Securities, such lesser amount as may be provided for in the terms of that series) and accrued and unpaid interest of all the Securities of that series, to be due and payable immediately, by a notice in writing to the Issuer and the Parent Guarantor (and to such Trustee if given by Holders), and upon any such declaration of acceleration such principal or such lesser amount, as the case may be, together with accrued interest and all other amounts owing hereunder, shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

         If any Event of Default specified in Section 501(6) or (7) occurs with respect to the Issuer, the Parent Guarantor, any Subsidiary Guarantor or any other Significant Subsidiary of the Issuer, all of the unpaid principal amount (or, if the Securities of any series then outstanding are OID Securities, such lesser amount as may be provided for in the terms of that series) and accrued interest on all Securities of each series then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act by the Trustee or any Holder.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee for the Securities of any series as hereinafter provided in this Article Five, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer, the Parent Guarantor and such Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Issuer or any of the Guarantors has paid or deposited with such Trustee a sum sufficient to pay in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series):

                  (A) all overdue interest on all Securities of that series;

                  (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon from the date such principal became due at a rate per annum equal to the rate borne by the Securities of such series (or, in the case of OID Securities, the Securities' Yield to Maturity), to the extent that the payment of such interest shall be legally enforceable;

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at a rate per annum equal to the rate borne by the Securities of such series (or, in the case of OID Securities, the Securities' Yield to Maturity); and

                  (D) all sums paid or advanced by such Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel and all other amounts due to such Trustee under Section 607;

         and

                  (2) all Events of Default with respect to the Securities of such series, other than the nonpayment of the principal of Securities of that series which has become due solely by such acceleration, have been cured or waived as provided in Section 513. No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Issuer and the Guarantors covenant that if:

                  (1) default is made in the payment of any interest upon any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days; or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at its Maturity;

the Issuer and the Guarantors shall, upon demand of the Trustee for the Securities of such series, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, if any, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest at a rate per annum equal to the rate borne by such Securities (or, in the case of OID Securities, the

Securities' Yield to Maturity); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel and all other amounts due to such Trustee under Section 607.

         If the Issuer or the Guarantors fail to pay such amounts forthwith upon such demand, such Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding against the Issuer or any of the Guarantors for the collection of the sums so due and unpaid, and may prosecute such proceedings to judgment or final decree, and may enforce the same against the Issuer or any of the Guarantors or any other obligor upon the Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any of the Guarantors or any other obligor upon the Securities of such series, wherever situated.

         If an Event of Default with respect to Securities of any particular series occurs and is continuing, the Trustee for the Securities of such series may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of that series by such appropriate judicial proceedings as such Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Issuer, any of the Guarantors or any other obligor upon the Securities of any series or the property of the Issuer, any of the Guarantors or of such other obligor or their creditors, the Trustee for the Securities of such series (irrespective of whether the principal (or, if the Securities of such series are OID Securities, such amount as may be due and payable with respect to such Securities pursuant to a declaration in accordance with Section 502) of any Security of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether such Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (i) to file and prove a claim for the whole amount of principal (or, if the Securities of such series are OID Securities, such amount as may be due and payable with respect to such Securities pursuant to a declaration in accordance with Section 502) (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of such Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel and all other amounts due to such Trustee under Section 607) and of the Holders of the Securities of such series allowed in such judicial proceeding; and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to such Trustee, and in the event that such Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to such Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel, and any other amounts due such Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee for the Securities of any series to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities of such series or the rights of any Holder thereof, or to authorize the Trustee for the Securities of any series to vote in respect of the claim of any Holder in any such proceeding for the election of a trustee in bankruptcy or other person performing similar functions.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee for the Securities of any series without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by such Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel and all other amounts due to such Trustee under Section 607, be for the ratable benefit of the Holders of the Securities of such series in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

         Any money collected by the Trustee for the Securities of any series pursuant to this Article Five with respect to the Securities of such series shall be applied in the following order, at the date or dates fixed by such Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities of such series, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due such Trustee under
         Section 607;

                  SECOND: To the payment of the amounts then due and unpaid upon the Securities of such series for principal of (and premium, if any) and interest, if any, on such Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively; and

                  THIRD: The balance, if any, to the Issuer.

Section 507. Limitation on Suits.

         No Holder of any Security of any particular series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) an Event of Default with respect to that series shall have occurred and be continuing and such Holder shall have previously given written notice to the Trustee for the Securities of such series of such default and the continuance thereof;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee for the Securities of such series to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to such Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) such Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to such Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more Holders of Securities of that series shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of that series, or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of that series.

Section 508. Unconditional Right of Holders to Receive Principal (and Premium, if any) and Interest, if any.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. In addition, in the case of Securities of any series that is convertible or exchangeable, anything in the Indenture or such Securities to the contrary notwithstanding, the holder of any Security of that series, without the consent of either the Trustee or the holder of any other Security, in its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of conversion or exchange as provided in the Indenture or such Securities.

Section 509. Restoration of Rights and Remedies.

         If the Trustee for the Securities of any series or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Trustee or to such Holder, then and in every such case the Issuer, the Guarantors, such Trustee and the Holders of Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of such Trustee and such Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee for the Securities of any series or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.

         No delay or omission of the Trustee for the Securities of any series or of any Holder of any Security of such series to exercise any right or remedy accruing upon any Event of Default with respect to the Securities of such series shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to such Trustee for the Securities of any series or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Trustee or by the Holders, as the case may be.

Section 512. Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any particular series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee for the Securities of such series with respect to the Securities of that series or exercising any trust or power conferred on such Trustee with respect to such Securities, provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) such Trustee may take any other action deemed proper by such Trustee which is not inconsistent with such direction; and

                  (3) such Trustee need not take any action which might expose it to personal liability, without the prior receipt of reasonable indemnity (as determined by the Trustee in its reasonable discretion) from Holders requesting such action, or be unduly prejudicial to the Holders of Securities of such series not joining therein.

Section 513. Waiver of Past Defaults.

         Subject to Section 502, the Holders of not less than a majority in principal amount of the Outstanding Securities of any particular series may on behalf of the Holders of all the Securities of that series waive any past default hereunder with respect to that series and its consequences, except:

                  (1) a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of that series; or

                  (2) a default with respect to a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of that series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for the Securities of any series for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 514 shall not apply to any suit instituted by the Trustee for the Securities of any series, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any particular series or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 515. Waiver of Stay or Extension Laws.

         The Issuer and the Guarantors covenant (to the extent that they may lawfully do so) that they shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer and the Guarantors (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee for any series of Securities, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                   THE TRUSTEE
                                   -----------

Section 601. Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default with respect to the Securities of any series for which the Trustee is serving as such,

                  (1) such Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against such Trustee and permissive rights of the Trustee hereunder shall not constitute performance duties; and

                  (2) in the absence of gross negligence, bad faith or willful misconduct on its part, such Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to such Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to such Trustee, such Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

         (b) In case an Event of Default with respect to a series of Securities has occurred and is continuing, the Trustee for the Securities of such series shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee for Securities of any series from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section 601;

                  (2) such Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) such Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any particular series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to such Trustee, or exercising any trust or power conferred upon such Trustee, under this Indenture with respect to the Securities of that series; and

                  (4) no provision of this Indenture shall require the Trustee for any series of Securities to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee for any series of Securities shall be subject to the provisions of this Section 601.

         (e) The Trustee shall not be liable for interest on any money received by it, except as the Trustee may agree in writing with the Issuer or the Parent Guarantor.

Section 602. Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to Securities of any particular series, the Trustee for the Securities of such series shall give to Holders of Securities of that series, in the manner set forth in Section 106, notice of such default known to such Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of that series, or in the deposit of any sinking fund payment with respect to Securities of that series, such Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of such Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of that series. For the purpose of this Section 602, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of that series.

Section 603. Certain Rights of Trustee.

         Except as otherwise provided in Section 601:

         (a) the Trustee for any series of Security may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, discretion, consent, order, bond, debenture or other paper or document (whether in original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors of the Issuer may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such Trustee (unless other evidence be herein specifically prescribed) may request and, in the absence of bad faith on its part, rely upon an Officers' Certificate or an Opinion of Counsel;

         (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture for which it is acting as Trustee, unless such Holders shall have offered to such Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, discretion, consent, order, bond, debenture or other paper or document, but such Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters at it may see fit, and, if such Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer or the Guarantors, personally or by agent or attorney at the sole cost of the Issuer and the Guarantors and shall incur no liability of any kind by reason of such inquiry or investigation;

         (g) the Trustee may employ or retain such counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of determining and discharging its rights and duties hereunder and shall not be responsible for any misconduct on the part of any of them;

         (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (i) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

         (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

         (k) the Trustee may request that the Issuer deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

         (l) the Trustee shall not be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss or profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

         (m) the Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunction of utilities, computer (hardware or software) or communication services; labor disputes; acts of civil or military authorities and governmental actions; and

         (n) the permissive rights of the Trustee enumerated herein shall not be construed as duties.

Section 604. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication thereof, shall be taken as the statements of the Issuer or the Guarantors, as the case may be, and neither the Trustee for any series of Securities, nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee for any series of Securities makes no representations as to the validity or sufficiency of this Indenture or of the Securities of any series, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities, and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Issuer are true and correct, subject to the qualifications set forth therein. Neither the Trustee for any series of Securities nor any Authenticating Agent shall be accountable for the use or application by the Issuer or the Guarantors of Securities or the proceeds thereof.

Section 605. May Hold Securities.

         The Trustee for any series of Securities, any Authenticating Agent, Paying Agent, Security Registrar or any other agent of the Issuer, any of the Guarantors or such Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Issuer and the Guarantors with the same rights it would have if it were not such Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606. Money Held in Trust.

         Money held by the Trustee for any series of Securities in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee for any series of Securities shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or any of the Guarantors in writing, as the case may be.

Section 607. Compensation and Reimbursement.

         The Issuer and each of the Guarantors, jointly and severally, agree:

                  (1) to pay to the Trustee for any series of Securities as the Issuer and the Trustee shall agree in writing from time to time such compensation in Dollars for all services rendered by it hereunder as shall be agreed upon in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee for any series of Securities in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by such Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined to have been caused by its own negligence, bad faith or willful misconduct; and

                  (3) to indemnify such Trustee and its agents in Dollars for, and to hold them harmless against, any loss, damage, claims, liability or expense incurred without negligence, bad faith or willful misconduct on their part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim, whether asserted by the Issuer, any of the Guarantors or any Holder or any other Person, or liability in connection with the exercise or performance of any of their powers or duties hereunder.

         As security for the performance of the obligations of the Issuer and the Guarantors under this Section 607, the Trustee for any series of Securities shall have a lien prior to the Securities upon all property and funds held or collected by such Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest, if any, on particular Securities.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         The benefits of this Section 607 shall survive termination of this Indenture and resignation or removal of the Trustee.

Section 608. Disqualification; Conflicting Interests.

         The Trustee for the Securities shall be subject to the provisions of
Section 310(b) of the Trust Indenture Act during the period of time required thereby. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the

Securities of any series, there shall be excluded Securities of any particular series of Securities other than that series.

Section 609. Corporate Trustee Required; Different Trustees for Different Series; Eligibility.

         There shall at all times be a Trustee hereunder which shall be:

                  (i) a corporation or banking company organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal or State authority; or

                  (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation, or other order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustee, having a combined capital and surplus of at least $150,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to requirements of the aforesaid supervising or examining authority, then for the purposes of this
         Section 609, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (iii) None of the Issuer, any Guarantor or any Person directly or indirectly controlling, controlled by, or under the common control of the Issuer or any Guarantor shall serve as Trustee for the Securities. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 609, it shall resign immediately in the manner and with the effect hereunder specified in this Article Six.

Section 610. Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee for the Securities of any series and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         (b) The Trustee for the Securities of any series may resign at any time with respect to the Securities of such series by giving written notice thereof to the Issuer. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee for the Securities of such series within 60 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Issuer any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee for the Securities of any series may be removed at any time with respect to the Securities of such series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to such Trustee and to the Issuer. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee for the Securities of such series within 60 days after the giving of such notice of removal, the removed Trustee may petition at the expense of the Issuer any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (d) If at any time:

                  (1) the Trustee for the Securities of any series shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to
         Section 608 hereof after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act; or

                  (2) such Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuer or by any such Holder; or

                  (3) such Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of such Trustee or of its property shall be appointed or any public officer shall take charge or control of such Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

         then, in any such case, (i) the Issuer by a Board Resolution may remove such Trustee and appoint a successor Trustee or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.

         (e) If the Trustee for the Securities of any series shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for the Securities of any series for any cause, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of such series and shall comply with the applicable requirements of
Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of such series shall have not been appointed by the Issuer pursuant to this Section 610, then a successor Trustee may be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer and the retiring Trustee. If no successor Trustee for the Securities of such series shall have been so appointed by the Issuer or the Holders and shall have accepted appointment in the manner required by Section 611, and if such Trustee to be replaced is still incapable of acting, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner and to the extent provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of that series and the address of its Corporate Trust Office.

Section 611. Acceptance of Appointment by Successor.

         (a) Every such successor Trustee appointed hereunder with respect to the Securities of any series shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the Guarantors, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Issuer and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Subsections (a) or (b) of this Section 611, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee for the Securities of any series shall be qualified and eligible under this Article Six.

Section 612. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee for the Securities of any series may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee or the Authenticating Agent for such series then in office, any successor by merger, conversion or consolidation to such authenticating Trustee or Authenticating Agent, as the case may be, may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee or successor Authenticating Agent had itself authenticated such Securities.

Section 613. Preferential Collection of Claims Against Issuer and the
Guarantors.

         The Trustee is subject to Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated.

Section 614. Authenticating Agents.

         At any time when any of the Securities of any series remain Outstanding, the Trustee for the Securities of such series may, subject to its sole discretion, appoint one or more Authenticating Agents with respect to the Securities of such series, which may include the Issuer, any of the Guarantors or any Affiliate of the Issuer or any of the Guarantors, with power to act on the Trustee's behalf and subject to its discretion in the authentication and delivery of Securities of such series in connection with transfers and exchanges under Sections 304, 305 and 1107 as fully to all intents and purposes as though such Authenticating Agent had been expressly authorized by those Sections of this Indenture to authenticate and deliver Securities of such series. For all purposes of this Indenture, the authentication and delivery of Securities of such series by an Authenticating Agent for such Securities pursuant to this
Section 614 shall be deemed to be authentication and delivery of such Securities "by the Trustee" for the Securities of such series. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $150,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually pursuant to law or the requirements of such supervising or examining authority, then for the purposes of this Section 614 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating

Agent for any series of Securities shall cease to be eligible in accordance with the provisions of this Section 614, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 614.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 614, without the execution or filing of any paper or any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

         Any Authenticating Agent for any series of Securities may resign at any time by giving written notice of resignation to the Trustee for such series and to the Issuer. The Trustee for any series of Securities may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Issuer in the manner set forth in Section 105. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent for any series of Securities shall cease to be eligible under this Section 614, the Trustee for such series may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and shall give written notice of such appointment to all Holders of Securities of such series in the manner set forth in Section 106. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 614. The Issuer agrees to pay each Authenticating Agent from time to time reasonable compensation for its services and reimbursement for its reasonable expenses relating thereto.

         If an appointment with respect to one or more series of Securities is made pursuant to this Section 614, the Securities of such series may have endorsed thereon, in addition to the Trustee's certification of authentication, an alternate certificate of authentication in the following form:

         "This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

U.S. Bank National Association, as Trustee

By                                         By
  ----------------------------------         -----------------------------------
    As Authenticating Agent                     Authorized Signatory"

Section 615. Account Opening Information.

         (a) For accounts opened in the U.S.: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When an account is opened, the Trustee will request information that will allow it to identify relevant parties.

         (b) For non-U.S. accounts: To help in the fight against the funding of terrorism and money laundering activities, the Trustee, along with all financial institutions, is required to obtain, verify, and record information that identifies each person who opens an account. When an account is opened, the Trustee will request information that will allow it to identify relevant parties.

                                 ARTICLE SEVEN

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND THE ISSUER
              ----------------------------------------------------

Section 701. Issuer to Furnish Trustee Names and Addresses of Holders.

         With respect to each particular series of Securities, the Issuer shall furnish or cause to be furnished to the Trustee for the Securities of such series,

         (a) semi-annually, not more than 15 days after each Regular Record Date relating to Securities of each series at the time Outstanding (or, if there is no Regular Record Date relating to that series, on June 30 and December 31), a list, in such form as such Trustee may reasonably require, containing all the information in the possession or control of the Issuer or any of its Paying Agents other than such Trustee as to the names and addresses of the Holders of that series as of such dates, and

         (b) at such other times as such Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by such Trustee in its capacity as Security Registrar for the Securities of such series, if so acting.

Section 702. Preservation of Information; Communications to Holders.

         (a) The Trustee for each series of Securities shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of the Securities of such series contained in the most recent lists furnished to such Trustee as provided in Section 701 and the names and addresses of Holders of the Securities of such series received by such Trustee in its capacity as Security Registrar for such series, if so acting. The Trustee for each series of Securities may destroy any list relating to such series of Securities furnished to it as provided in Section 701 upon receipt of a new list relating to such series so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

Section 703. Reports by Trustee.

         (a) Within 60 days after May 15 of each year, the Trustee for the Securities of each series shall mail to each Holder of the Securities a brief report dated as of such date that complies with

Section 313(a) of the Trust Indenture Act. The Trustee for the Securities of each series shall also comply with Sections 313(b), 313(c) and 313(d) of the Trust Indenture Act.

         (b) At the time that the Trustee for the Securities of each series mails such a report to the Holders of Securities of such series, each such Trustee shall file a copy of that report with the Commission and with each stock exchange on which the Securities of that series are listed. The Issuer shall provide notice to the appropriate Trustee when the Securities of any series are listed on any stock exchange.

Section 704. Reports by Issuer and the Parent Guarantor.

         So long as any of the Securities remain outstanding, each of the Issuer and the Parent Guarantor shall (1) within 15 days of filing with the Commission file with the Trustee for each series of Securities copies of all annual reports, quarterly reports and other documents (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which each of the Issuer and the Parent Guarantor is required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act. If either the Issuer and the Parent Guarantor, as the case may be, is not subject to the requirements of such Section 13(a) or 15(d), the Issuer or the Parent Guarantor, as the case may be, shall nevertheless continue to (1) file such reports and other documents with the Commission (unless the Commission will not accept such filings) on or prior to the respective dates (the "Required Filing Dates") by which the Issuer or the Parent Guarantor, as the case may be, would have been required so to file such documents if it were so subject, (2) within 15 days of the Required Filing Dates, (A) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders and
(B) file with the Trustee for each series of Securities copies of such reports and other documents and (3) promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such reports and other documents to any prospective Holder.

         The Issuer and the Parent Guarantor shall also file with the Trustee for each series of Securities and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

         Delivery of such reports, information and documents to the Trustee shall be for information purposes only and the Trustee's receipt of such shall not, in the absence of gross negligence, bad faith or willful misconduct on its part, constitute constructive notice of any information contained therein or determinable from information contained therein, including each of the Issuer's and Parent Guarantor's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                 ARTICLE EIGHT

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER
                  ---------------------------------------------

Section 801. Issuer May Consolidate, Etc., Only on Certain Terms.

         The Issuer shall not consolidate with or merge into any other Person or convey, lease or transfer all or substantially all of its assets to any Person unless:

                  (1) either the Issuer shall be the continuing entity or the entity (if other than the Issuer) formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance, lease or transfer all or substantially all of the assets of the Issuer shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee for each series of Securities, in form reasonably satisfactory to each such Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, (including all additional amounts, if any, payable pursuant to Section
         1011) on all the Securities and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default with respect to any series of Securities, and no event which, after notice or lapse of time, or both, would become an Event of Default under the Indenture with respect to any series of Securities, shall have happened and be continuing; and

                  (3) the Issuer has delivered to the Trustee for each series of Securities an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, lease or transfer and such supplemental indenture comply with this Article Eight and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802. Successor Person Substituted for the Issuer.

         Upon any consolidation or merger, or any conveyance, lease or transfer of all or substantially all of the assets of the Issuer in accordance with
Section 801, the successor Person formed by such consolidation or into which the Issuer is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor Person had been named as the Issuer herein and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities, provided, that in the case of a lease of all or substantially all of the properties or assets of the Issuer, the Issuer will not be released from its obligations under this Indenture or the Securities to pay the principal of and interest on the Securities.

Section 803.      Guarantors May Consolidate, Etc., Only on Certain Terms.

         A Guarantor shall not consolidate with or merge into any other Person or convey, lease or transfer all or substantially all of its assets to any Person unless:

                  (1) either the Guarantor shall be the continuing entity or the entity (if other than the Guarantor) formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance, lease or transfer all or substantially all of the assets of the Guarantor shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee for each series of Securities, in form reasonably satisfactory to each such Trustee, the Guarantee of the Guarantor and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default with respect to any series of Securities, and no event which, after notice or lapse of time, or both, would become an Event of Default under this Indenture with respect to any series of Securities, shall have happened and be continuing; and

                  (3) the Guarantor has delivered to the Trustee for each series of Securities an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, lease or transfer and such supplemental indenture comply with this Article Eight and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 804. Successor Person Substituted for the Guarantors.

         Upon any consolidation or merger, or any conveyance or transfer of all or substantially all of the assets of a Guarantor in accordance with Section 803, the successor Person formed by such consolidation or into which the Guarantor is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor Person had been named as a Guarantor herein and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture, the Securities, provided, that in the case of a lease of all or substantially all of the properties or assets of the Parent Guarantor, the Parent Guarantor will not be released from its obligations under its Guarantee.

Section 805. Certain Transactions Involving Guarantors.

         Section 804 and Section 805 of this Indenture will cease to apply to any Subsidiary Guarantor immediately upon any merger or consolidation of that Subsidiary Guarantor into the Parent Guarantor, the Issuer or any other Subsidiary Guarantor in accordance with this Article Eight or upon any other termination of the Guarantee of that Subsidiary Guarantor in accordance with this Indenture.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES
                             -----------------------

Section 901. Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders of Securities, the Issuer and the Guarantors, when authorized by a Board Resolution, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Issuer or any of the Guarantors and the assumption by any such successor of the covenants of the Issuer or such Guarantor, as the case may be, herein and in the Securities; or

                  (2) to add to the covenants of the Issuer or any of the Guarantors for the benefit of the Holders of all or any particular series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Issuer or any of the Guarantors; or

                  (3) to add any additional Events of Default with respect to any or all series of Securities (and, if any such Event of Default applies to fewer than all series of Securities, stating each series to which such Event of Default applies); provided, however, that in respect of any such additional Events of Default, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may limit the remedies available to the Trustee upon such default or may limit the right of Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or

                  (4) to change or eliminate any of the provisions of this Indenture, provided, however, that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (5) to pledge property to the Trustee as security or the Securities or to add guarantees with respect to the Securities; or

                  (6) to evidence and provide for the acceptance of appointment hereunder of a Trustee other than U.S. Bank National Association as Trustee for a series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609; or

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

                  (8) to establish the form or terms of Securities of any series as permitted by Sections 202 and 301; or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; or

                  (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 402 and 403; provided, however, that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect; or

                  (11) to add to or change or eliminate any provisions of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act or to maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (12) subject to Section 301, to provide for the issuance of any additional Securities of a series, which shall have terms substantially identical in all material respects to the Securities of that series (in each case, other than with respect to the date of issuance, issue price and amount of interest payable on the first Interest Payment Date applicable thereto), as the case may be, and which shall be treated together with any outstanding Securities and any previously issued additional Securities of that series, as a single issue of Securities.

         Any supplemental indenture authorized by the provisions of this Section 901 may be executed by the Issuer and the Trustee without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 902.

Section 902. Supplemental Indentures With Consent of Holders.

         The Issuer and the Guarantors, when authorized by a Board Resolution, may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of such Securities under this Indenture, but only(i) as provided in
Section 901 or (ii) with the consent of the Holders of more than 50% in aggregate principal amount of the Outstanding Securities of each series of Securities then Outstanding affected thereby, in each case by Act of said Holders of Securities of each such series delivered to the Issuer and the Trustee for Securities of each such series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, if any (or, in the case of OID Securities, reduce the rate of accretion of original issue discount), or any premium payable upon the redemption thereof, or change any obligation of the Issuer and the Guarantors to pay additional amounts pursuant to Section 1011 (except as contemplated by Section 801(1) and permitted by Section 901(1)) or reduce the amount of the principal of an OID Security that would be due and payable upon a declaration of acceleration of the Maturity thereof, or provable in bankruptcy; or

                  (2) change the Place of Payment, or the currency or currency unit in which any Security or the principal or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                  (3) reduce or alter the method of computation of any amount payable upon redemption, repayment or purchase of any Securities by the Issuer or the Guarantors (or the time when such redemption, repayment or purchase may be made); or

                  (4) reduce the percentage in principal amount of the Outstanding Securities of any particular series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirement of Section 1304 for quorum or voting; or

                  (5) modify or effect in any manner adverse to the Holders the terms and conditions of the obligations of any of the Guarantors in respect of the due and punctual payments of principal of, (or premium, if any) or interest, if any, on or any sinking fund requirements or additional amounts except as permitted by Section 1404; or

                  (6) modify any of the provisions of this Section 902 or
         Section 513 or 1011, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security with respect to changes in the references to "the Trustee" and concomitant changes in this Section 902 and Section 1011, or the deletion of this proviso, in accordance with the requirements of Sections 609, 61l(b), 901(8) and 901(9).

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee for any series of Securities shall be provided with, and (subject to Section 601) shall be fully protected in relying upon, in addition to the documents required by Section 102 hereof, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee for any series of Securities may, but shall not be obligated to, enter into any such supplemental indenture which affects such Trustee's own rights, liabilities, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Conformity With Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906. Reference in Securities to Supplemental Indentures.

         Securities of any particular series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee for the Securities of such series, bear a notation in form approved by such Trustee and the Issuer as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities of any series so modified as to conform, in the opinion the Board of Directors of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and such Securities may be authenticated and delivered by such Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN

                                    COVENANTS
                                    ---------

Section 1001. Payment of Principal (and Premium, if any) and Interest, if any.

         The Issuer agrees, for the benefit of each particular series of Securities, that it shall duly and punctually pay in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) the principal of (and premium, if any) and interest, if any, on that series of Securities in accordance with the terms of the Securities of such series and this Indenture. The interest, if any, due in respect of any temporary or permanent Global Security, together with any additional amounts payable in respect thereof, as provided in the terms and conditions of such Security, shall be payable, subject to the conditions set forth in Section 1011, only upon presentation of such Security to the Trustee thereof for notation thereon of the payment of such interest.

Section 1002. Maintenance of Office or Agency.

         The Issuer and the Guarantors shall maintain in each Place of Payment for Securities of a series an office or agency where Securities of that series may be presented or surrendered for payment, an office or agency where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer or any of the Guarantors with respect to the Securities of that series and this Indenture may be served. The Issuer and the Guarantors shall give prompt written notice to the Trustee for the Securities of that series of the location, and any change in the location, of any such office or agency. If at any time the Issuer and the Guarantors shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee for the Securities of that series with the address thereof, such presentations (to the extent permitted by law), and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of such Trustee.

         The Issuer and the Guarantors may also from time to time designate one or more other offices or agencies (in or outside the Place of Payment) where the Securities of one or more series may be presented or surrendered for any or all of the purposes specified above in this Section 1002 and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer or any of the Guarantors of their obligation to maintain an office or agency in each Place of Payment for such purpose. The Issuer and the Guarantors shall give prompt written notice to the Trustee for the Securities of each series so affected of any such designation or rescission and of any change in the location of any such office or agency. Unless otherwise specified with respect to any Securities pursuant to
Section 301 with respect to a series of Securities, the Issuer and the Guarantors hereby designate as a Place of Payment for each series of Securities the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and initially appoint the Trustee at its Corporate Trust Office as Paying Agent in such city and as their agent to receive all such presentations, surrenders, notices and demands.

         Unless otherwise specified with respect to any Securities pursuant to
Section 301, if and so long as the Securities of any series (i) are denominated in a currency other than Dollars or (ii) may be payable in a currency other than Dollars, or so long as it is required under any other provision of the Indenture, then the Issuer shall maintain with respect to each such series of Securities, or as so required, a Currency Determination Agent.

Section 1003. Money for Securities Payments To Be Held in Trust.

         If the Issuer or any of the Guarantors shall at any time act as its own Paying Agent with respect to any particular series of Securities, it shall, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (and premium, if any) and interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee for the Securities of such series of its action or failure so to act.

         Whenever the Issuer or any of the Guarantors shall have one or more Paying Agents for any particular series of Securities, it shall, prior to each due date of the principal of (and premium, if any) or interest, if any, on any such Securities, deposit with a Paying Agent for the Securities of such series a sum (in the currency or currency unit described in the preceding paragraph) sufficient to pay the principal (and premium, if any) and interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee for the Securities of such series) the Issuer or such Guarantor, as the case may be, shall promptly notify such Trustee of its action or failure so to act.

         The Issuer and the Guarantors shall cause each Paying Agent for any particular series of Securities other than the Trustee for the Securities of such series to execute and deliver to such Trustee an instrument in which such Paying Agent shall agree with such Trustee, subject to the provisions of this
Section 1003, that such Paying Agent shall:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give such Trustee prompt notice of any default by the Issuer or any Guarantor (or any other obligor upon the Securities) in the making of any payment of principal (or premium, if any) and interest, if any, on Securities of that series; and

                  (3) at any time during the continuation of any such default, upon the written request of such Trustee, forthwith pay to such Trustee all sums so held in trust by such Paying Agent.

         The Issuer and the Guarantors may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee for the Securities of any series all sums held in trust by the Issuer or any Guarantor or such Paying Agent, such sums to be held by such Trustee upon the same trusts as those upon which such sums were held by the Issuer or any Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to such Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Section 1004. Statements as to Compliance.

         The Issuer and the Parent Guarantor shall deliver to the Trustee for each series of Securities, within 120 days after the end of each fiscal year, a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the general partner of the Issuer and the principal executive officer, principal financial officer or principal accounting officer of the Parent Guarantor stating that:


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


                  (1) a review of the activities of the Issuer and the Guarantors during such year and of performance under this Indenture has been made under their supervision; and

                  (2) to the best of his knowledge, based on such review, the Issuer and the Guarantors are compliance with all conditions and covenants under this Indenture.

         For purposes of this Section 1004, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

Section 1005. Existence.

         Subject to Article Eight, each of the Issuer and the Guarantors shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (declaration and statutory) and franchises; provided, however, that neither the Issuer nor any Guarantor shall be required to preserve any right or franchise if the Board of Directors of the Issuer or such Guarantor or the parent of any non-corporate Guarantor, as the case may be, shall determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Issuer or such Guarantor and that the loss of that right or franchise is not disadvantageous in any material respect to the Holders.

Section 1006. [Reserved]

Section 1007. Maintenance of Properties.

         Each of the Issuer and the Guarantors shall cause all of their respective material properties used or useful in the conduct of their businesses or the business of any of their respective Subsidiaries to be maintained and kept in good condition, repair and working order, all as in the judgment of the Issuer or the applicable Guarantor may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, notwithstanding anything in this Section 1007 to the contrary, that, subject to Article Eight hereof, the Issuer, the Guarantors and their respective Subsidiaries may sell or otherwise dispose of any of their properties for value in the ordinary course of business.

Section 1008. Insurance.

         Each of Issuer and the Guarantors shall cause each of their properties and each of the properties of their respective Subsidiaries to be insured against loss of damage with insurers of recognized responsibility, in commercially reasonable amounts and types and with insurers having a specified rating from a recognized insurance rating service.

Section 1009. Payment of Taxes and Other Claims.

         Each of the Issuer and the Guarantors shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent (i) all taxes, assessments and governmental charges levied or imposed upon the Issuer, the applicable Guarantor or any of their respective Subsidiaries, or upon the income, profits or property of the Issuer, the applicable Guarantor or any of their respective Subsidiaries, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon property of the Issuer, the applicable

Guarantor or any of their respective Subsidiaries; provided, however, notwithstanding anything herein to the contrary, that neither the Issuer nor any Guarantor shall be required to pay or discharge or cause to be paid or discharged any tax, assessment, charge or claim whose amount or applicability is being contested in good faith.

Section 1010. Waiver of Certain Covenants.

         The Issuer and the Guarantors may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004 to 1009, inclusive, if before or after the time for such compliance the Holders of more than 50% in principal amount of the Outstanding Securities of each series of Securities affected by the omission shall, in each case by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the Guarantors and the duties of the Trustee for the Securities of each series with respect to any such covenant or condition shall remain in full force and effect.

Section 1011. Payment of Additional Amounts.

         If specified pursuant to, and subject to, Section 301, the provisions of this Section 1011 shall be applicable to Securities of any series.

         The Issuer or the Guarantors, as the case may be, shall, subject to the exceptions and limitations set forth below, pay to the Holder of any Security who is a United States Alien such additional amounts as may be necessary so that every net payment on such Security, after deduction or withholding by the Issuer, the Guarantors or any of their Paying Agents for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), shall not be less than the amount provided in such Security to be then due and payable. However, neither the Issuer nor the Guarantors shall be required to make any payment of additional amounts for or on account of:

         (a) any tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such Holder or the beneficial owner of such Security (or between a fiduciary, settler or beneficiary of, or a person holding a power over, such Holder or such beneficial owner, if such Holder or such beneficial owner is an estate or trust, or a member or shareholder of such Holder or such beneficial owner, if such Holder or such beneficial owner is a partnership or corporation) and the United States, including, without limitation, such Holder or such beneficial owner (or such fiduciary, settler, beneficiary, person holding a power, member or shareholder) being or having been a citizen, resident or treated as a resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein, or (ii) such Holder's or such beneficial owner's present or former status as a personal holding company, foreign personal holding company, controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

         (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of such Security for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

         (c) any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

         (d) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment in respect of any Security, if such payment can be made without such withholding by at least one other Paying Agent;

         (e) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments in respect of such Security;

         (f) any tax, assessment or other governmental charge imposed on a Holder or beneficial owner of any tax, assessment or other governmental charge imposed on a Holder or beneficial owner of a Security or coupon that (i) actually or constructively owns 10 percent or more of the capital or profits interests of the Issuer or that is a controlled foreign corporation related to the Issuer through stock ownership or (ii) is a bank described in Section 881(c)(3)(A) of the Code;

         (g) any tax, assessment or other governmental charge imposed as a result of the failure to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of a Security or coupon, if such compliance is required by statute or by regulation of the United States, as a precondition to relief or exemption from such tax, assessment or other governmental charge; or

         (h) any combination of items (a), (b), (c), (d), (e), (f), and (g);

nor shall additional amounts be paid with respect to any payment on any such Security to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income for federal income tax purposes of a beneficiary or settler with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had beneficiary, settler, member or beneficial owner been the Holder of such Security.

         The term "United States Alien" means any corporation, partnership, individual or fiduciary that is, as to the United States, a foreign corporation, a nonresident alien individual, a nonresident fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, as to the United States, a foreign corporation, a nonresident alien individual or a nonresident fiduciary of a foreign estate or trust.

         Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (and premium, if any) and interest, if any, on any Security, such mention shall be deemed to include mention of the payment of additional amounts provided for in the terms of such Securities and this Section 1011 to the extent that, in such context, additional amounts are,


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


were or would be payable in respect thereof pursuant to the provisions of this
Section 1011 and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

         If the Securities of a series provide for the payment of additional amounts as contemplated by Section 301(20), at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series shall not bear interest prior to maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal (and premium, if any) and interest, if any, if there has been any change with respect to the matters set forth in the below mentioned Officers' Certificate, the Issuer shall furnish the Trustee for that series of Securities and the Issuer's and the Guarantors' principal Paying Agent or Paying Agents, if other than such Trustee, with an Officers' Certificate instructing such Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) and interest, if any, on the Securities of that series shall be made to Holders of Securities of that series who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge referred to above or described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Issuer, or the Guarantors shall pay to the Trustee for such series of Securities or such Paying Agent such additional amounts as may be required pursuant to the terms applicable to such series. The Issuer and each of the Guarantors covenant to indemnify the Trustee for such series of Securities and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without gross negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 1011.

Section 1012. Calculation of Original Issue Discount

         If applicable, the Issuer shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

Section 1013. Statement by Officers as to Default

         The Issuer and the Parent Guarantor shall, so long as any of the Securities are outstanding, deliver to the Trustee for each series of Securities upon becoming aware of (1) an Event of Default or an event that is, or with the passage of time or the giving of notice or both would be, an Event of Default in the performance of a covenant or agreement or condition contained in this Indenture or (2) any Event of Default or event that is, or with the passage of time or the giving of notice or both would be, an Event of Default of the type provided for herein specifying such default or Event of Default, notice of such default or Event of Default.


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


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES
                            ------------------------

Section 1101. Applicability of Article Eleven.

         Redemption of Securities of any series (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article Eleven; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article Eleven, the provision of such form of Security shall govern.

Section 1102. Election to Redeem; Notice to Trustee.

         The election of the Issuer to redeem any Securities of any series shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Issuer of less than all of the Securities of any particular series, the Issuer shall, at least 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee for the Securities of such series) notify such Trustee by Issuer Request of such Redemption Date and of the principal amount of Securities of that series to be redeemed and shall deliver to such Trustee such documentation and records as shall enable such Trustee to select the Securities to be redeemed pursuant to
Section 1103. In the case of any redemption of Securities of any series prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuer shall furnish the Trustee for Securities of such series with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

Section 1103. Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities are to be redeemed, the Issuer may select the series to be redeemed, and if less than all the Securities of any series are to be redeemed, the particular Securities of that series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee for the Securities of such series, from the Outstanding Securities of that series not previously called for redemption, by such method as such Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series, or any integral multiple thereof) of the principal amount of Securities of that series of a denomination larger than the minimum authorized denomination for Securities of that series pursuant to Section 302 in the currency or currency unit in which the Securities of such series are denominated.

         The Trustee for the Securities of any series to be redeemed shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104. Notice of Redemption.

         Notice of redemption shall be given in the manner provided in Section 106 not later than 30 days and not earlier than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

         All notices of redemption shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price;

                  (3) if less than all Outstanding Securities of a particular series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed, including the Identifying Number of such Securities;

                  (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder shall receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

                  (5) that on the Redemption Date the Redemption Price shall become due and payable upon each such Security or portion thereof, and that interest thereon, if any (or in the case of OID Securities, original issue discount), shall cease to accrue on and after said date;

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

                  (7) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request made at least 45 days prior to the redemption date (or such shorter period as may be agreed by the Trustee), by the Trustee for such Securities in the name and at the expense of the Issuer.

Section 1105. Deposit of Redemption Price.

         Prior to the opening of business on any Redemption Date, the Issuer shall deposit with the Trustee for the Securities to be redeemed or with a Paying Agent for such Securities (or, if the Issuer is acting as its own Paying Agent for such Securities, segregate and hold in trust as provided in Section
1003) an amount of money in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such Series) sufficient to pay the principal amount of (and premium, if any, thereon), and (except if the Redemption Date shall be an Interest Payment Date) any accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currency unit in which the Securities of such series are payable (except as otherwise provided pursuant to Section 301 for the Securities of such series) and from and after such date (unless the Issuer shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of such Security for redemption in accordance with said notice, such Security or specified portions thereof shall be paid by the Issuer at the Redemption Price; provided, however, that unless otherwise specified as contemplated by Section 301, installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Redemption Date at a rate per annum equal to the rate borne by the Security (or, in the case of OID Securities, the Security's Yield to Maturity).

Section 1107. Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at the Place of Payment (with, if the Issuer or the Trustee for such Security so requires, due endorsement by, or a written Indenture of transfer in form satisfactory to the Issuer, and the Security Registrar for such Security duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute and such Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, of the same series and having the same terms and provisions and in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS
                                  -------------

Section 1201. Applicability of This Article Twelve.

         Redemption of Securities through operation of a sinking fund as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article Twelve; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article Twelve, the provision of such form of Security shall govern.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any particular series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any particular series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any particular series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any particular series as provided for by the terms of Securities of that series.

Section 1202. Satisfaction of Sinking Fund Payments With Securities.

         The Issuer (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Issuer pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee for such Securities at the principal amount thereof and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203. Redemption of Securities for Sinking Fund.

         Not less than 60 days prior to each sinking fund payment date for any particular series of Securities, the Issuer shall deliver to the Trustee for the Securities of such series an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currency unit in which the Securities of that series are payable (except as otherwise specified pursuant to Section 301 for the Securities of that series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 1202 and shall state the basis for such credit and that such Securities have not previously been so credited and shall also deliver to such Trustee any Securities to be so delivered. Such Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                        MEETINGS OF HOLDERS OF SECURITIES
                        ---------------------------------

Section 1301. Purposes for Which Meetings May Be Called.

         A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article Thirteen to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 1302. Call, Notice and Place of Meetings.

         (a) The Trustee for any series of Securities may at any time call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York as such Trustee shall determine. Notice of every meeting of Holders of Securities of such series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Issuer, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any such series shall have requested the Trustee for any such series to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and such Trustee shall not have made the first publication of the notice of such meeting within 30 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section 1302.

Section 1303. Persons Entitled to Vote at Meetings.

         To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee for such series and its counsel and any representatives of the Issuer or any of the Guarantors and their respective counsels.

Section 1304. Quorum; Action.

         The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Subject to Section 1305(d), notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly that Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series shall constitute a quorum.

         Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage which is less than a majority in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section 1304 shall be binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.

         Notwithstanding the foregoing provisions of this Section 1304, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

                  (1) there shall be no minimum quorum requirement for such meeting; and

                  (2) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

Section 1305. Determination of Voting Rights; Conduct and Adjournment of
        Meetings.

         (a) Notwithstanding any other provision of this Indenture, the Trustee for any series of Securities may make such reasonable regulations as it may deem advisable for any meeting of

Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

         (b) The Trustee for any series of Securities shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders of Securities as provided in
Section 1302(b), in which case the Issuer or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

         (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

         (d) Any meeting of holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section 1306. Counting Votes and Recording Action of Meetings.

         The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer, and another to the Trustee for such series of Securities to be preserved by such Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                ARTICLE FOURTEEN

                                   GUARANTEES
                                   ----------

Section 1401. Guarantees.

         Each of the Guarantors hereby fully, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, to each Holder of the Securities and to the Trustee the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of (and premium, if any) and interest, if any, on the Securities and all other obligations of the Issuer, including, but not limited to, additional amounts due under Section 1011 and sinking fund payments, under this Indenture (all the foregoing being hereinafter collectively called the "Obligations"). Each of the Guarantors further agrees (to the extent permitted by law) that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it shall remain bound under this Article Fourteen notwithstanding any extension or renewal of any Obligation.

         Each of the Guarantors waives presentation to, demand of payment from and protest to the Issuer of any of the Obligations and also waives notice of protest for nonpayment. Each of the Guarantors waives notice of any default under the Securities or the Obligations. The obligations of each of the Guarantors hereunder shall not be affected by (a) the failure of any Holder to assert any claim or demand or to enforce any right or remedy against the Issuer or any other person under this Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Obligations or any of them; or (e) any change in the ownership of the Issuer.

         Each of the Guarantors further agrees that the Guarantee herein constitutes a guarantee of payment when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder to any security held for payment of the Obligations.

         The obligations of each of the Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment of the Obligations in full), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each of the Guarantors herein shall not be discharged or impaired or otherwise affected by the failure of any Holder to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of each of the Guarantors or would otherwise operate as a discharge of the Guarantors as a matter of law or equity.

         Each of the Guarantors further agrees that the Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of (and premium, if any) or interest, if any, on any of the Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Issuer or otherwise.

         In furtherance of the foregoing and not in limitation of any other right which any Holder has at law or in equity against any of the Guarantors by virtue hereof, upon the failure of the Issuer to pay any of the Obligations when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, each of the Guarantors hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders an amount equal to the sum of (i) the unpaid amount of such Obligations then due and owing and (ii) accrued and unpaid interest on such Obligations then due and owing (but only to the extent not prohibited by law).

         Each of the Guarantors further agrees that, as between itself, on the one hand, and the Holders, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in this Indenture for the purposes of the Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby and (y) in the event of any such declaration of acceleration of such Obligations, such Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purposes of this Guarantee.

         Each of the Guarantors also agrees to pay any and all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or the Holders in enforcing any rights under this Section 1401.

Section 1402. No Subrogation

         Notwithstanding any payment or payments made by the Guarantors hereunder, none of the Guarantors shall be entitled to be subrogated to any of the rights of the Trustee or any Holder against the Issuer or any collateral security or guarantee or right of offset held by the Trustee or any Holder for the payment of the Obligations, nor shall any of the Guarantors seek or be entitled to seek any contribution or reimbursement from the Issuer or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Trustee and the Holders by the Issuer on account of the Obligations are paid in full. If any amount shall be paid to any of the Guarantors on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Trustee and the Holders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Trustee in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Trustee, if required), to be applied against the Obligations.

Section 1403. Consideration.

         Each of the Guarantors has received, or shall receive, direct or indirect benefits from the making of the Guarantee.

Section 1404. Release of Subsidiary Guarantors

         Upon termination for any reason of all of the obligations of any Subsidiary Guarantor under the Lexington Credit Agreement (including, without limitation, upon agreement of the lenders thereunder or upon replacement thereof with a credit facility not requiring such guarantees or upon such Subsidiary Guarantor ceasing to be a Subsidiary) and the delivery of the Issuer to the Trustee of an Officers' Certificate, upon which the Trustee may rely conclusively, with respect to the foregoing matters, such Subsidiary Guarantor shall be deemed released from all its obligations under this Indenture and its Guarantee and such Guarantee shall terminate. In addition, a Subsidiary Guarantor's Guarantee will also terminate and such Subsidiary Guarantor will be deemed released from all of its Obligations under this Indenture with respect to the Securities in connection with any sale or other disposition by the Parent Guarantor of all of the capital stock of that Subsidiary Guarantor (including by way of merger or consolidation) or other transaction such that after giving effect to such transaction such Subsidiary Guarantor is no longer a Subsidiary of the Parent Guarantor that is organized in the United States, any of the States or the District of Columbia.

Section 1405. Future Subsidiary Guarantors

         After the date of this Indenture, any Subsidiary of the Parent Guarantor that is organized in the United States, any of the States or the District of Columbia and that was not a Lexington Credit Agreement Obligor becomes a Lexington Credit Agreement Obligor, the Issuer and the Parent Guarantor shall arrange for such Subsidiary to execute and deliver to the Trustee within 60 days of becoming a Lexington Credit Agreement Obligor, a supplemental indenture pursuant to which such Subsidiary Guarantor shall fully, unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, to each Holder of the Securities and the Trustee the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the Obligations.

Section 1406. Limitation on Guarantor Liability.

                  Each Guarantor, and by its acceptance of Securities, each Holder, hereby confirms that it is the intention of all such parties that the Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of each Guarantor shall be limited to the maximum amount as would, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article Fourteen, cause the obligations of such Guarantor under its Guarantee not to constitute a fraudulent conveyance or fraudulent transfer under applicable law. Each Guarantor that makes a payment under its Guarantee shall be entitled upon payment in full of all guaranteed obligations under this Indenture to a contribution from each other Guarantor in an amount equal to such other Guarantor's pro rata portion of such payment based on the respective net assets of all the Guarantors at the time of such payment determined in accordance with GAAP.

                                      * * *

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture dated as of January 29, 2007 to be duly executed, all as of January 29, 2007.


                           THE LEXINGTON MASTER LIMITED PARTNERSHIP, a Delaware limited partnership, as Issuer

                           By: Lex GP-1 Trust, its general partner, a Delaware statutory trust

                           By: /s/ T. Wilson Eglin
                              --------------------------------------------------
                           Name: T. Wilson Eglin
                           Title:   Chief Executive Officer


                           LEXINGTON REALTY TRUST,
                           as Parent Guarantor

                           By: /s/ T. Wilson Eglin
                              --------------------------------------------------
                           Name: T. Wilson Eglin
                           Title:   Chief Executive Officer


                           LEPERCQ CORPORATE INCOME FUND L.P., a Delaware limited partnership, as a Subsidiary Guarantor

                           By: Lex GP-1 Trust, its general partner, a Delaware statutory trust

                           By: /s/ T. Wilson Eglin
                              --------------------------------------------------
                           Name: T. Wilson Eglin
                           Title:   Chief Executive Officer


                           LEPERCQ CORPORATE INCOME FUND II L.P., a Delaware limited partnership, as a Subsidiary Guarantor

                           By: Lex GP-1 Trust, its general partner, a Delaware statutory trust

                           By: /s/ T. Wilson Eglin
                              --------------------------------------------------
                           Name: T. Wilson Eglin
                           Title:   Chief Executive Officer

                           NET 3 ACQUISITION L.P., a Delaware limited partnership, as a Subsidiary Guarantor

                           By: Lex GP-1 Trust, its general partner, a Delaware statutory trust

                           By: /s/ T. Wilson Eglin
                              --------------------------------------------------
                           Name: T. Wilson Eglin
                           Title:   Chief Executive Officer



                           ACQUIPORT LSL GP LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: Lexington Realty Trust, its managing member, a Maryland statutory real estate investment trust

                           By: /s/ T. Wilson Eglin
                               --------------------------
                               Name: T. Wilson Eglin
                               Title:   President

                           LEX GP-1 TRUST,
                           as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                               Name: T. Wilson Eglin
                               Title:   President

                           LEX LP-1 TRUST,
                           as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                               Name: T. Wilson Eglin
                               Title:   President

                           LEXINGTON BCBS L.L.C., a South Carolina limited liability company, as a Subsidiary Guarantor

                           By: Lexington Realty Trust, its managing member, a Maryland statutory real estate investment trust

                           By: /s/ T. Wilson Eglin
                               --------------------------
                               Name: T. Wilson Eglin
                               Title:   President

                           LEXINGTON CARROLLTON MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                               Name: T. Wilson Eglin
                               Title:   President

                           LEXINGTON CHELMSFORD MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON CONTRIBUTIONS INC., a Delaware corporation, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON DOVER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON FORT STREET TRUST, a New York grantor trust, as a Subsidiary Guarantor

                           By: Lexington Fort Street Trustee LLC, its trustee, a Delaware limited liability company

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON FOXBORO I LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON FOXBORO II LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON HIGH POINT MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON LOS ANGELES MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON MILLINGTON MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON MINNEAPOLIS LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: Lepercq Corporate Income Fund L.P., its managing member, a Delaware limited partnership

                           By: Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   Chief Executive Officer

                           LEXINGTON MULTI-STATE HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

                           By: LXP Multi-State Holdings Manager LLC, its sole general partner, a Delaware limited liability company

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON OC LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: Lepercq Corporate Income Fund II L.P., its managing member, a Delaware limited partnership

                           By: Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   Chief Executive Officer

                           LEXINGTON OLIVE BRANCH LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: Lexington Olive Branch Manager LLC, its managing member, a Delaware limited liability company

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President


                           LEXINGTON OLIVE BRANCH MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON REALTY ADVISORS, INC., a Delaware corporation, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON SOUTHFIELD LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON TENNESSEE HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

                           By: Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   Chief Executive Officer

                           LEXINGTON TEXAS HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

                           By: LXP Texas Holdings Manager LLC, its sole general partner, a Delaware limited liability company

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON TIC OK HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

                           By: Lexington TIC OK LLC, its sole general partner, a Delaware limited liability company

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON TOYS II TRUST, a New York grantor trust, as a Subsidiary Guarantor

                           By: Lexington Toy Trustee LLC, its trustee, a Delaware limited liability company

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON WALLINGFORD MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON WAXAHACHIE L.P., a Delaware limited partnership, as a Subsidiary Guarantor

                           By: Lexington Waxahachie Manager LLC, its sole general partner, a Delaware limited liability company

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LEXINGTON WAXAHACHIE MANAGER LLC, its sole general partner, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LXP GP, LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LXP I TRUST, a Delaware statutory trust, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LXP II, INC., a Delaware corporation, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LXP I, L.P., a Delaware limited partnership, as a Subsidiary Guarantor

                           By: LXP I Trust, its sole general partner, a Delaware statutory trust

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LXP II, L.P., a Delaware limited partnership, as a Subsidiary Guarantor

                           By: LXP II Inc., its sole general partner, a Delaware corporation

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LXP ISS HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

                           By: LXP ISS Manager LLC, its sole general partner, a Delaware limited liability company

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           LXP MEMORIAL L.L.C., a Delaware limited liability company, as a Subsidiary Guarantor

                           By: Lexington Realty Trust, its managing member, a Maryland statutory real estate investment trust

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   Chief Executive Officer

                           LXP REALTY INCOME FUND L.P., a Delaware limited partnership, as a Subsidiary Guarantor

                           By: LXP RIF Manager LLC, its sole general partner, a Delaware limited liability company

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:   President

                           PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP, an Arizona limited partnership, as a Subsidiary Guarantor

                           By: Lepercq Corporate Income Fund II L.P., its sole general partner, a Delaware limited partnership

                           By: Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:  Chief Executive Officer

                           SAVANNAH WATERFRONT HOTEL LLC, a Georgia limited liability company, as a Subsidiary Guarantor

                           By: Lepercq Corporate Income Fund L.P., its managing member, a Delaware limited partnership

                           By: Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:  Chief Executive Officer

                           UNION HILLS ASSOCIATES, an Arizona general partnership, as a Subsidiary Guarantor

                           By: Union Hills Associates II, its managing general partner, an Arizona general partnership

                           By: Lexington Realty Trust, its managing general partner, a Maryland statutory real estate investment trust

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:  Chief Executive Officer

                           UNION HILLS ASSOCIATES II, its managing general partner, an Arizona general partnership, as a Subsidiary Guarantor

                           By: Lexington Realty Trust, its managing general partner, a Maryland statutory real estate investment trust

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name: T. Wilson Eglin
                              Title:  Chief Executive Officer

                           LEXINGTON COLLIERVILLE L.P., a Delaware limited partnership, as a Subsidiary Guarantor

                           By: Lexington Colliverville Manager LLC, its general partner, a Delaware limited liability company

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name:  T. Wilson Eglin
                              Title:    President

                           LEXINGTON COLLIERVILLE MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name:  T. Wilson Eglin
                              Title:    President

                           LEXINGTON WESTPORT MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name:  T. Wilson Eglin
                              Title:    President

                           LEXINGTON SUGARLAND MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name:  T. Wilson Eglin
                              Title:    President

                           LEXINGTON EURO HOLDINGS LTD., a Delaware corporation, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name:  T. Wilson Eglin
                              Title:    President

                           LXP ADVISORY LLC, a Delaware limited liability company, as a Subsidiary Guarantor

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name:  T. Wilson Eglin
                              Title:    President

                           WESTPORT VIEW CORPORATE CENTER L.P., a Delaware limited partnership, as a Subsidiary Guarantor

                           By: Lexington Westport Manager LLC, its general partner, a Delaware limited liability company

                           By: /s/ T. Wilson Eglin
                               --------------------------
                              Name:  T. Wilson Eglin
                              Title:    President

                           U.S. BANK NATIONAL ASSOCIATION, as Trustee


                           By: /s/ Paul Schmalzel
                               --------------------------
                           Name: Paul Schmalzel
                           Title: Vice President